Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


November 1, 2005

U. S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

VIA EDGAR

Re:   The World Funds, Inc., File Nos. 333-29289; 811-8255
      Post-Effective Amendment No. 47 to the Registration Statement on Form
      N-1A

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc. (the "Company"), we enclose for filing, pursuant to Rule 485(a)(2) under the Securities Act of 1933, as amended (the "1933 Act"), Post-Effective Amendment No. 47 to the Company's registration statement on Form N-1A (the "Post-Effective Amendment"). The purpose of the Post-Effective Amendment is to: (i) register a new series of the Company, the Epoch Global Equity Shareholder Yield Fund (the "Fund"); and (ii) introduce a new share class, Class P Shares (" Platform Shares").

Pursuant to Rule 485(a)(3) under the 1933 Act, we hereby request on behalf of the Company that the Securities and Exchange Commission declare the Post-Effective Amendment effective on December 30, 2005, or as soon thereafter as practicable.

Please do not hesitate to contact Karen Aspinall at (202) 739-5355 or the undersigned at (202) 739-5662 with any questions or comments with respect to this filing.

Sincerely,

/s/ Thomas S. Harman

Thomas S. Harman


Enclosures

cc:   Mary A. Cole
      John Pasco, III

        As filed with the Securities and Exchange Commission on November 1, 2005

                                                File Nos. 333-29289 and 811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION  STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                        Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 47 [ X ]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                             Amendment No. 48 [ X ]

                        (Check appropriate box or boxes)

                              THE WORLD FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

            8730 Stony Point Parkway, Suite 205, Richmond, VA 23235

               (Address of Principal Executive Offices)(Zip Code)

                                 (800) 527-9525

              (Registrant's Telephone Number, Including Area Code)

                             Thomas S. Harman, Esq.
                           Morgan Lewis & Bockius, LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

     TABLE OF CONTENTS

                                        PAGE

Risk/Return Summary......................1
Fees and Expenses........................2
Objective and Strategies.................3
Risk Factors.............................5
Disclosure of Portfolio Holdings.........6
Management...............................6
Shareholder Information..................8
Purchasing Shares........................8
Redeeming Shares........................10
Additional Information..................11
Distribution and Taxes..................13
---------------------------------------------
You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated December [__], 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the the annual and semi-annual reports, and SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: www.theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

Prospectus

December [__], 2005






Epoch Global Equity Shareholder Yield Fund -- Institutional Shares

Series of The World Funds, Inc.
     (the "Company")
A "Series" Investment Company

















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.

       Epoch Global Equity Shareholder Yield Fund - Institutional Shares

                               December [__], 2005





This prospectus describes the Epoch Global Equity Shareholder Yield Fund (the "Fund"), a series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio of securities. The Fund is authorized to offer two classes of shares: one of which, Institutional Shares, is offered by this prospectus. Class P Shares ("Platform Shares") are offered by a separate prospectus. To obtain a prospectus for the Platform Shares, please call (800) 527-9525.





As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

1-WA/2472812.2

1-WA/2472812.2
                               RISK/RETURN SUMMARY

Investment Objective - The primary objective of the Fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies - The Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and demonstrated positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The Fund may also invest up to 20% of its assets in securities issued by companies located in the emerging markets when the Adviser believes they represent attractive investment opportunities. Securities held by the Fund may be dominated in both U.S. dollars and non-U.S. currencies.

The Fund will invest in global equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase. The Fund's adviser desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield." Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess a high cash dividend, positive growth of free cash flow, share buyback programs and net debt reductions, investors should realize an attractive prospective return with inherently less volatility than the global equity market as a whole.

Principal Risks - The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

Although the Fund may invest across all market capitalizations, the Fund's risks increase if it invests more heavily in small or middle market capitalization companies and its share price changes may become more sudden or erratic. The stocks of small or middle market capitalization companies may be more volatile and speculative than the stocks of large market capitalization companies. Smaller and middle market capitalization companies tend to have limited resources, product, and market share and are dependent on a smaller management group than large market capitalization companies. As a result, their share prices tend to fluctuate more than those of large market capitalization companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small market capitalization stocks may fall regardless of trends in the broader market.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information - No performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.


                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from    Institutional
your investment)                                         Shares

Maximum Sales Charge (Load) Imposed on Purchases         None
Maximum Deferred Sales Charge (Load)                     None
Maximum Sales Charge (Load) Imposed on Reinvested        None
Dividends and Distributions
Redemption Fees(1)(2)                                    2.00%
Exchange Fees(3)                                         None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Advisory Fee                                             0.70%
Distribution (12b-1) and Service Fees                    None
Other Expenses(4)                                        [____]%
Less Fee Waivers and Reimbursements                      [____]%
Total Annual Fund Operating Expenses(5)                  [____]%

  (1) A redemption fee of 2.00% is imposed on the proceeds of Institutional Shares redeemed within six months of purchase and is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The charge is a percentage of the NAV at the time of redemption.
  (2) Your account may be charged $10 for a telephone redemption. (3) Your account may be charged $10 for a telephone exchange. (4) "Other Expenses" are based on estimates for the current fiscal year.
      Other Expenses include, among other expenses, administrative, custody, and transfer agency fees.
  (5) The Adviser has contractually agreed to waive or limit its fees until December 31, 2009, so that the ratio of total annual operating expenses for the Fund's Institutional Shares is limited to 1.00%. The Adviser will be entitled to the reimbursement of fees waived by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

               1 Year      3 Years

              $[----]      $[----]






                            OBJECTIVE AND STRATEGIES

The primary objective of the Fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and demonstrated positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The Fund may also invest up to 20% of its assets in securities issued by companies located in the emerging markets when the Adviser believes they represent attractive investment opportunities. Securities held by the Fund may be dominated in both U.S dollars and non-U.S. currencies. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior written notice.

The Fund will invest in global equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser believes such companies offer attractive opportunities. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks, real estate investment trusts ("REITs"), and master limited partnerships.

The Fund's adviser desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield." Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities that, in aggregate, possess a high cash dividend, positive growth of free cash flow, share buyback programs and net debt reductions, investors should realize an attractive prospective return with inherently less volatility than the global equity market as a whole.

The adviser's goal is to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the S&P/Citigroup Broad Market Index- Global Equity Index ("BMI Global Index"). The BMI Global Index is an unmanaged index that reflects the stock markets of over 30 countries and over 9000 securities with values expressed in U.S. dollars.

The foreign securities the Fund purchases may not always be purchased on the principal market. For example, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security. Depository receipts include securities such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depository receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.

In addition to the equity securities described above, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds ("ETFs"). ETFs are investment companies that seek to track the performance of a particular market index. These investment companies invest in securities that are consistent with the Fund's investment objective and strategies. Securities of other investment companies will be acquired by the Fund within the limits contained in the Investment Company Act of 1940, as amended, which provides in part, that no more than 10% of the total assets of the Fund will be invested in other investment companies.

Although the Fund normally expects to be fully invested pursuant to its stated objective and principal strategies, up to 20% of the Fund's assets may be invested in securities issued by companies located in the emerging markets when the Adviser believes they represent attractive investment opportunities.

In determining which portfolio securities to purchase, the Adviser utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Adviser seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Adviser finds attractive generally have valuations lower than the Adviser's perception of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

In determining which portfolio securities to sell, the Adviser considers the following: (i) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (ii) the security no longer provides an attractive dividend yield or ceases growth in free cash flow; (iii) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (iv) the desirability of selling loss positions in order to reduce taxable gains to Fund shareholders reflected in earlier sales of positions with gains; and; and (v) whether securities should be sold to raise funds to cover redemptions.

Although the Fund intends to invest primarily in equity securities of dividend paying companies located throughout the world, under normal market conditions it may also invest up to 20% of its assets into high quality money market instruments and repurchase agreements. The money market instruments include commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. companies, obligations issued by the U.S. government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. Such money market instruments will be "high quality" (i.e., securities receiving one of the two highest ratings categories from a nationally recognized statistical ratings agency).

The Adviser sells or reduces a position in a security when they see the objectives of their investment thesis failing to materialize, or when they believe those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Adviser believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or have an inappropriate assessment of the company's state and the task at hand.


                                  RISK FACTORS

Stock Market - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Market Capitalization - Companies may be categorized as having a small, medium, or large capitalization market value. The potential risks are generally higher with small capitalization companies and lower with large capitalization companies. Therefore, to the extent that the Fund is invested more heavily in small-capitalization and/or medium-capitalization stocks, it may be more volatile than, and to fluctuate independently of, broad based stock market indices such as the BMI Global Index.

Foreign Investing - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.

Investments in foreign companies often are made in the applicable foreign currency, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets - The Fund's investments in emerging and developing countries involve the same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts - In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

European Currency - Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Portfolio Turnover - The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Temporary Defensive Position - The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is commonly known as a "mutual fund." The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser - Epoch Investment Partners, Inc., located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was organized in April, 2004. The Adviser is a subsidiary of Epoch Holding Corporation, a public company. The Adviser provides investment management services to high net worth individuals, investment companies, pension and profit-sharing plans and other institutional clients. The Adviser, subject to the general supervision of the Board of Directors of the Company (the "Board"), manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.70% of the average daily net assets of the Fund. A discussion regarding the basis for the board of directors approval of the Advisory Agreement will be available in the Fund's semi-annual report to shareholders for the period ending June 30, 2006.

In the interest of limiting the expenses of the Fund's Institutional Shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees until December 31, 2009 so that the ratio of total annual operating expenses for the Fund's Institutional Shares will not exceed 1.00% of average net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Managers - William W. Priest, Daniel Geber, David N. Pearl and Michael
A. Welhoelter serve as the Portfolio Managers of the Fund.

William W. Priest is a Managing Director, the Chief Executive Officer and a Portfolio Manager of Epoch Investment Partners, Inc. Prior to founding the Adviser in April 2004, Mr. Priest was the Co-Managing Partner and a Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset Management Americas, and CEO and Portfolio Manager of its predecessor firm, BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA Associates and Credit Suisse Asset Management, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CPA, CFA and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business. Mr. Priest is the author of several published articles and papers on investing and finance, including the book, The Financial Reality of Pension Funding Under ERISA. He is a Director of Globe Wireless, InfraReDx and Duke University's Fuqua School of Business, and a Member of the Council on Foreign Relations.

Daniel Geber has served as a Managing Director and a Portfolio Manager/Analyst at Epoch Investment Partners, Inc. since 2004. Prior to joining the Adviser, from 1998 until 2004, he was a Partner at Trident Investment Management, a global equity hedge fund from 1998. From 1995 until 2004, Mr. Gerber was also an Analyst at Omega Advisors, a hedge fund. Previously, he also served as an Executive Director at Goldman Sachs & Co. and an Analyst with McKinsey and Company.

David N. Pearl has served as a Managing Director, Head of U.S. Equities and Portfolio Manager of Epoch Investment Partners, Inc. since 2004. Prior to joining the Adviser, from 2001 until 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC, where he was responsible for managing both institutional and private client assets from 2001. Previously, from 1997 until 2001, he held a similar portfolio management position at ING Furman Selz Asset Management. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management. Mr. Pearl received an MBA from Stanford University Graduate School of Business, and a B.S. in Mechanical Engineering from the University of Pennsylvania.

Michael A. Welhoelter has served as a Managing Director, Portfolio Manager and Quantitative Research Analyst with Epoch Investment Partners, Inc. since 2005. Prior to joining the Adviser, from 2001 until 2005, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, from [date until date], he was at Credit Suisse Asset Management Group, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. degree in Computer and Information Science from Colgate University. He is a member of the New York and the Society of Quantitative Analysts and he is a CFA charterholder.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A Shares, Institutional Shares and Platform Shares, subtracting any liabilities attributable to the Fund's Class A Shares, Institutional Shares and Platform Shares, and then dividing by the total number of shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Institutional Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable redemption fee on shares held for six (6) months or less. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Company may use fair value pricing more often due to the Fund's global focus.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund currently offers two different classes of shares, one of which, Institutional Shares, is offered by this prospectus. Additional information concerning the Fund's Platform Shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which lass best meets your financial objectives.

You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund. Investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

   o  Name;
   o  Date of birth (for individuals);
   o Residential or business street address (although post office boxes are still permitted for mailing); and
   o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%) redemption fee is deducted from the proceeds of the Fund's Institutional Shares if shares are redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The redemption fee is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Company from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(ii) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.
Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

In an effort to deter market timing or other abusive trading activities, the Company has adopted a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption fee is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares - If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include
(i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the Institutional Shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and
(vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

     TABLE OF CONTENTS

                                           PAGE

Risk/Return Summary.........................1
Fees and Expenses...........................2
Objective and Strategies....................3
Risk Factors................................5
Disclosure of Portfolio Holdings............6
Management..................................6
Shareholder Information.....................8
Purchasing Shares...........................8
Redeeming Shares...........................10
Additional Information.....................11
Distribution and Taxes.....................13
------------------------------------------------
You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated December [__], 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the the annual and semi-annual reports, and SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: www.theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

Prospectus

December [__], 2005






Epoch Global Equity Shareholder Yield Fund -- Platform Shares

Series of The World Funds, Inc.
     (the "Company")
A "Series" Investment Company

















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                   PROSPECTUS

                              THE WORLD FUNDS, INC.

         Epoch Global Equity Shareholder Yield Fund - Platform Shares

                               December [__], 2005





This prospectus describes the Epoch Global Equity Shareholder Yield Fund (the "Fund"), a series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio of securities. The Fund is authorized to offer two classes of shares: one of which, Class P Shares ("Platform Shares"), is offered by this prospectus. Institutional Shares are offered by a separate prospectus. To obtain a prospectus for the Institutional Shares, please call (800) 527-9525.





As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective - The primary objective of the Fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies - The Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and demonstrated positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The Fund may also invest up to 20% of its assets in securities issued by companies located in the emerging markets when the Adviser believes they represent attractive investment opportunities. Securities held by the Fund may be dominated in both U.S. dollars and non-U.S. currencies.

The Fund will invest in global equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase. The Fund's adviser desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield." Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities which, in the aggregate, possess a high cash dividend, positive growth of free cash flow, share buyback programs and net debt reductions, investors should realize an attractive prospective return with inherently less volatility than the global equity market as a whole.

Principal Risks - The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser will achieve the Fund's objective.

The Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

Although the Fund may invest across all market capitalizations, the Fund's risks increase if it invests more heavily in small or middle market capitalization companies and its share price changes may become more sudden or erratic. The stocks of small or middle market capitalization companies may be more volatile and speculative than the stocks of large market capitalization companies. Smaller and middle market capitalization companies tend to have limited resources, product, and market share and are dependent on a smaller management group than large market capitalization companies. As a result, their share prices tend to fluctuate more than those of large market capitalization companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small market capitalization stocks may fall regardless of trends in the broader market.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information - No performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.


                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from      Platform
your investment)                                           Shares

Maximum Sales Charge (Load) Imposed on Purchases           None
Maximum Deferred Sales Charge (Load)                       None
Maximum Sales Charge (Load) Imposed on Reinvested          None
Dividends and Distributions
Redemption Fees(1)(2)                                      2.00%
Exchange Fees(3)                                           None

Estimated Annual Operating Expenses (expenses that are deducted from
Fund assets)

Advisory Fee                                               0.70%
Distribution (12b-1) Fees(4)                               0.25%
Other Expenses(5)                                          [____]%
Less Fee Waivers and Reimbursements                        [____]%
Total Annual Fund Operating Expenses(6)                    1.50%

  (1) A redemption fee of 2.00% is imposed on the proceeds of Platform Shares redeemed within six months of purchase and is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The charge is a percentage of the NAV at the time of redemption.
  (2) Your account may be charged $10 for a telephone redemption. (3) Your account may be charged $10 for a telephone exchange. (4) The Board of Directors of the Company (the "Board") has approved a Plan of Distribution for the Platform Shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), providing for the payment of distribution and service fees to the distributor of the Fund. Platform Shares may pay a maximum distribution fee of up to .25% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by the Platform Shares may cause long-term investors to pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
  (5) "Other Expenses" are based on estimates for the current fiscal year. Other Expenses include, among other expenses, administrative, custody, and transfer agency fees.
  (6) The Adviser has contractually agreed to waive or limit its fees until December 31, 2009, so that the ratio of total annual operating expenses for the Fund's Platform Shares is limited to 1.50%. The Adviser will be entitled to the reimbursement of fees waived by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

               1 Year      3 Years

              $[----]      $[----]


                            OBJECTIVE AND STRATEGIES

The primary objective of the Fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund will seek to achieve its objective by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and demonstrated positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The Fund may also invest up to 20% of its assets in securities issued by companies located in the emerging markets when the Adviser believes they represent attractive investment opportunities. Securities held by the Fund may be dominated in both U.S dollars and non-U.S. currencies. This is not a fundamental policy and may be changed by the Board, without a vote of shareholders, upon sixty (60) days' prior written notice.

The Fund will invest in global equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser believes such companies offer attractive opportunities. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks, real estate investment trusts ("REITs"), and master limited partnerships.

The Fund's adviser desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles and a focus on high "shareholder yield." Shareholder yield refers to the collective financial impact on shareholders from the return of free cash flow through cash dividends, stock repurchases and debt reduction. By assembling a diversified portfolio of securities that, in aggregate, possess a high cash dividend, positive growth of free cash flow, share buyback programs and net debt reductions, investors should realize an attractive prospective return with inherently less volatility than the global equity market as a whole.

The adviser's goal is to produce an efficient portfolio on a risk/return basis with a dividend yield that exceeds the dividend yield of the S&P/Citigroup Broad Market Index- Global Equity Index ("BMI Global Index"). The BMI Global Index is an unmanaged index that reflects the stock markets of over 30 countries and over 9000 securities with values expressed in U.S. dollars.

The foreign securities the Fund purchases may not always be purchased on the principal market. For example, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security. Depository receipts include securities such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depository receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.

In addition to the equity securities described above, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds ("ETFs"). ETFs are investment companies that seek to track the performance of a particular market index. These investment companies invest in securities that are consistent with the Fund's investment objective and strategies. Securities of other investment companies will be acquired by the Fund within the limits contained in the Investment Company Act of 1940, as amended, which provides in part, that no more than 10% of the total assets of the Fund will be invested in other investment companies.

Although the Fund normally expects to be fully invested pursuant to its stated objective and principal strategies, up to 20% of the Fund's assets may be invested in securities issued by companies located in the emerging markets when the Adviser believes they represent attractive investment opportunities.

In determining which portfolio securities to purchase, the Adviser utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Adviser seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Adviser finds attractive generally have valuations lower than the Adviser's perception of their fundamental value, as reflected in price-to-cash flow, price-to-book ratios or other stock valuation measures.

In determining which portfolio securities to sell, the Adviser considers the following: (i) if a stock appreciates such that, as a total percentage of the portfolio, it becomes too large; (ii) the security no longer provides an attractive dividend yield or ceases growth in free cash flow; (iii) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (iv) the desirability of selling loss positions in order to reduce taxable gains to Fund shareholders reflected in earlier sales of positions with gains; and; and (v) whether securities should be sold to raise funds to cover redemptions.

Although the Fund intends to invest primarily in equity securities of dividend paying companies located throughout the world, under normal market conditions it may also invest up to 20% of its assets into high quality money market instruments and repurchase agreements. The money market instruments include commercial paper, asset-backed commercial paper, notes and bonds issued by U.S. companies, obligations issued by the U.S. government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. Such money market instruments will be "high quality" (i.e., securities receiving one of the two highest ratings categories from a nationally recognized statistical ratings agency).

The Adviser sells or reduces a position in a security when they see the objectives of their investment thesis failing to materialize, or when they believe those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Adviser believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or have an inappropriate assessment of the company's state and the task at hand.


                                  RISK FACTORS

Stock Market - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Market Capitalization - Companies may be categorized as having a small, medium, or large capitalization market value. The potential risks are generally higher with small capitalization companies and lower with large capitalization companies. Therefore, to the extent that the Fund is invested more heavily in small-capitalization and/or medium-capitalization stocks, it may be more volatile than, and to fluctuate independently of, broad based stock market indices such as the BMI Global Index.

Foreign Investing - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.

Investments in foreign companies often are made in the applicable foreign currency, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets - The Fund's investments in emerging and developing countries involve the same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts - In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

European Currency - Many European countries have adopted a single European currency, the Euro. On January 1, 1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. On January 1, 2002, many national currencies were replaced by Euro coins and bank notes. This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Portfolio Turnover - The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. Temporary Defensive Position - The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund." The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser - Epoch Investment Partners, Inc., located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was organized in April, 2004. The Adviser is a subsidiary of Epoch Holding Corporation, a public company. The Adviser provides investment management services to high net worth individuals, investment companies, pension and profit-sharing plans and other institutional clients. The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.70% of the average daily net assets of the Fund. A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's semi-annual report to shareholders for the period ending June 30, 2006.

In the interest of limiting the expenses of the Fund's Platform Shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees until December 31, 2009 so that the ratio of total annual operating expenses for the Fund's Platform Shares will not exceed 1.50% of average net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board.

Portfolio Managers - William W. Priest, Daniel Geber, David N. Pearl and Michael
A. Welhoelter serve as the Portfolio Managers of the Fund.

William W. Priest is a Managing Director, the Chief Executive Officer and a Portfolio Manager of Epoch Investment Partners, Inc. Prior to founding the Adviser in April 2004, Mr. Priest was the Co-Managing Partner and a Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset Management Americas, and CEO and Portfolio Manager of its predecessor firm, BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA Associates and Credit Suisse Asset Management, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CPA, CFA and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business. Mr. Priest is the author of several published articles and papers on investing and finance, including the book, The Financial Reality of Pension Funding Under ERISA. He is a Director of Globe Wireless, InfraReDx and Duke University's Fuqua School of Business, and a Member of the Council on Foreign Relations.

Daniel Geber has served as a Managing Director and a Portfolio Manager/Analyst at Epoch Investment Partners, Inc. since 2004. Prior to joining the Adviser, from 1998 until 2004, he was a Partner at Trident Investment Management, a global equity hedge fund from 1998. From 1995 until 2004, Mr. Gerber was also an Analyst at Omega Advisors, a hedge fund. Previously, he also served as an Executive Director at Goldman Sachs & Co. and an Analyst with McKinsey and Company.

David N. Pearl has served as a Managing Director, Head of U.S. Equities and Portfolio Manager of Epoch Investment Partners, Inc. since 2004. Prior to joining the Adviser, from 2001 until 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC, where he was responsible for managing both institutional and private client assets from 2001. Previously, from 1997 until 2001, he held a similar portfolio management position at ING Furman Selz Asset Management. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management. Mr. Pearl received an MBA from Stanford University Graduate School of Business, and a B.S. in Mechanical Engineering from the University of Pennsylvania.

Michael A. Welhoelter has served as a Managing Director, Portfolio Manager and Quantitative Research Analyst with Epoch Investment Partners, Inc. since 2005. Prior to joining the Adviser, from 2001 until 2005, Mr. Welhoelter was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, from [date until date], he was at Credit Suisse Asset Management Group, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. degree in Computer and Information Science from Colgate University. He is a member of the New York and the Society of Quantitative Analysts and he is a CFA charterholder.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A Shares, Institutional Shares and Platform Shares, subtracting any liabilities attributable to the Fund's Class A Shares, Institutional Shares and Platform Shares, and then dividing by the total number of shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Platform Shares is equal to the NAV. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable redemption fee on shares held for six (6) months or less. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Company may use fair value pricing more often due to the Fund's global focus.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

Share Class Alternatives - The Fund currently offers two different classes of shares, one of which, Platform Shares, is offered by this prospectus. Additional information concerning the Fund's Institutional Shares may be obtained by reading a copy of the applicable prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you should consult your financial adviser to determine which lass best meets your financial objectives.

You may only purchase Platform Shares of the Fund through financial intermediaries, such as fund supermarkets (collectively, "Financial Intermediaries") or through brokers or dealers who are authorized by the First Dominion Capital Corp. (the "Distributor") to sell shares of the Fund. If you wish to purchase shares directly from the Fund, please see the Institutional Shares prospectus. You may request a copy of this prospectus by calling (800) 527-9525. There are no sales charges in connection with purchasing Platform Shares of the Fund. Financial intermediaries who offer Platform Shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their financial intermediary before purchasing shares of the Fund.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting your financial intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

   o  Name;
   o  Date of birth (for individuals);
   o Residential or business street address (although post office boxes are still permitted for mailing); and
   o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for Platform Shares of the Fund is $2,500. Subsequent investments must be in amounts of $100 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. the Fund's Transfer Agent and Dividend Disbursing Agent (the "Transfer Agent") at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire -You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Platform Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Platform Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Platform Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Platform Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A two percent (2.00%) redemption fee is deducted from the proceeds of the Fund's Platform Shares if shares are redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The redemption fee is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Platform Shares through a financial intermediary, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Platform Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Company from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(ii) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You may pay a redemption fee on an exchange based on the date you bought the original shares you exchanged.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

In an effort to deter market timing or other abusive trading activities, the Company has adopted a redemption fee. A 2.00% redemption fee shall be imposed on any shares redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption fee is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares - If you wish to transfer Platform Shares to another owner, send a written request to the Transfer Agent. Your request should include
(i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the Platform Shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as "qualified dividend income" will be taxable at the rates applicable to long-term capital gains. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer Platform Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Rule 12b-1 Fees -- The Board has adopted a Distribution and Service Plan for the Fund's Platform Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of the Platform Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor is computed on an annualized basis reflecting the average daily net assets of the class, up to a maximum of 0.25% for expenses of the Platform Shares. With respect to Platform Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Platform Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205

                            Richmond, Virginia 23235
                                 (800) 527-9525


                       STATEMENT OF ADDITIONAL INFORMATION

                   Epoch Global Equity Shareholder Yield Fund

                               December [__], 2005


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Epoch Global Equity Shareholder Yield Fund (the "Fund") dated December [__], 2005, as may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

                                TABLE OF CONTENTS

                                                                PAGE

GENERAL INFORMATION...............................................1
-------------------
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS...............1
---------------------------------------------------
INVESTMENT OBJECTIVE..............................................1
--------------------
STRATEGIES AND RISKS..............................................1
--------------------
INVESTMENT PROGRAMS...............................................1
-------------------
INVESTMENT RESTRICTIONS..........................................11
-----------------------
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES....................11
MANAGEMENT OF THE COMPANY........................................15
-------------------------
PRINCIPAL SECURITIES HOLDERS.....................................22
----------------------------
INVESTMENT ADVISER AND ADVISORY AGREEMENT........................22
-----------------------------------------
MANAGEMENT-RELATED SERVICES......................................24
---------------------------
PORTFOLIO TRANSACTIONS...........................................26
----------------------
CAPITAL STOCK AND DIVIDENDS......................................27
---------------------------
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES.................27
------------------------------------------------
SPECIAL SHAREHOLDER SERVICES.....................................29
----------------------------
TAX STATUS.......................................................30
----------
INVESTMENT PERFORMANCE...........................................32
----------------------
FINANCIAL INFORMATION............................................34
---------------------

PROXY AND CORPORATE ACTION VOTING POLICIES
      AND PROCEDURES.....................................APPENDIX A

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund." This SAI relates to the Epoch Global Equity Shareholder Yield Fund series (the "Fund"). The Fund is a separate investment portfolio or series of the Company.


     This SAI relates only to two classes of the Fund's shares, Institutional Shares and Class P Shares ("Platform Shares"). At the present time, the Fund does not offer Class A Shares. As of the date of this SAI, the Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75%; Institutional Shares, imposing no front-end sales charge, charging a two percent (2.00%) redemption charge if shares are redeemed within six (6) months of purchase and not charging 12b-1 fees and Class P Shares ("Platform Shares"), imposing no front-end sales charge, charging a two percent (2.00%) redemption charge if shares are redeemed within six (6) months of purchase and charging a 0.25% 12b-1 fee. See "Capital Stock and Dividends" in this SAI.

        ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The Fund's investment objective, investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that the Company will give its investors at least sixty (60) days prior written notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States.

                              INVESTMENT OBJECTIVE

The Fund's primary investment objective is to seek to provide a high level of income. Capital appreciation is a secondary investment objective. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program. The Fund's investment objective is non-fundamental and therefore, may be changed without shareholder approval.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Convertible Securities - The Fund may invest in convertible securities and considers such securities to be "equity securities" for purposes of its investment strategies. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants - The Fund may invest in warrants and considers such securities to be "equity securities" for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures - The Fund may invest in debentures, which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Preferred Stock - The Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities - The Fund may hold cash or debt obligations denominated in U.
S. dollars or foreign currencies. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The Fund may invest up to 20% of its assets in high quality money market instruments and repurchase agreements. Such securities include obligations of governments, instrumentalities and corporations. The high quality money market securities in which the Fund may invest will be rated at the time of purchase in the top two ratings categories by Moody's Investors Service, Inc. ("Moody's"), or by Standard & Poor's Rating Group ("S&P"), or will be determined to be of equivalent quality by the Fund's investment adviser.

Strategic Transactions - The Fund may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options - The Fund may purchase and sell options as described herein.

Put and Call Options - A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (currently, the close of regular trading on the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed, or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security.

Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option.

As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund's investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U. S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U. S. Treasury and agency securities, mortgage-backed securities, and corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U. S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U. S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices - The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.

The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures - The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions - The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Fund's investment adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the Fund is engaging in proxy hedging (see "Proxy Hedging," below). If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains there from not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealing in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging - Transaction Hedging occurs when the Fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income there from.

The Fund may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U. S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging - Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use position hedging when the Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U. S. dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging - The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or expects to have portfolio exposure.

Proxy Hedging - To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.
S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U. S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser considers that the Swedish krona is linked to the euro, the Fund holds securities denominated in Swedish krona and the investment adviser believes that the value of Swedish krona will decline against the U. S. dollar, the investment adviser may enter into a contract to sell euros and buy U. S. dollars.

Combined Transactions - The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments - The Fund may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts - In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations.

If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts - American Depositary Receipts ("ADRs") are receipts typically issued in the U. S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U. S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U. S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U. S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U. S. The Fund may also invest in EDRs, GDRs and RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U. S.

REITs - The Fund may invest in REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REITs held in the Fund's portfolio. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code and to maintain their exemption from registration under Investment Company Act of 1940, as amended.



U. S. Government Securities - The Fund may invest in U. S. government securities. The term "U. S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U. S. Treasury, by various agencies of the U. S. government, and by various instrumentalities which have been established or sponsored by the U. S. government. U. S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U. S. government agencies or U. S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U. S. government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements - As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U. S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund's investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's investment adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the investment adviser's opinion, to meet the Fund's objective. The investment adviser anticipates that the average annual portfolio turnover rate of the Fund will be between 50% and 75%.

Other Investments - The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1) As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that the Fund may enter into forward foreign currency contracts, foreign currency futures contracts, futures contracts and options thereon.

5) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

6) Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U. S. government securities.

7) Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, there is no limitation with respect to securities issued or guaranteed by the U. S. government, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10) Participate on a joint or a joint and several basis in any securities trading account.

11) Purchase or sell real estate, except that the Fund may invest in: (1) securities of companies which deal in real estate or mortgages; and (2) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

12) Invest in companies for the purpose of exercising control.

13) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

In applying the fundamental investment policies and restrictions:

      1)...In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry), investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (b) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,

      (c) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

      2)...Except with respect to their fundamental limitations with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Non-Fundamental Policies and Restriction - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid securities.

2) Engage in arbitrage transactions.

            DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board of Directors reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the fund accountants, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company. The Board of Directors has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers - The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk(*).


----------------------------------------------------------------------
 Name, Address  Position(s)  Number       Principal          Other
    and Age      Held with   of         Occupation(s)     Directorships
                Company and  Funds    During the Past 5       by
                   Tenure    in             Years          Directors
                             Company                      and Number
                             Overseen                      of Funds
                                                                          in the
                                                                         Complex
                                                                        Overseen
----------------------------------------------------------------------
----------------------------------------------------------------------
Interested
Directors:
----------------------------------------------------------------------
----------------------------------------------------------------------
*  John Pasco,  Chairman,    9       Mr. Pasco is         The World
III             Director             Treasurer and a      Insurance
8730 Stony      and                  Director of          Trust, 1
Point Parkway   Treasurer            Commonwealth         Fund;
Suite 205       since May,           Shareholder          Vontobel
Richmond, VA    1997                 Services, Inc.       Funds,
23235                                ("CSS"), the         Inc. - 1
(58)                                 Company's            Fund
                                     Administrator,
                                     since 1985;
                                     President and
                                     Director of First
                                     Dominion Capital Corp.
                                     ("FDCC"), the
                                     Company's underwriter;
                                     President and Director
                                     of Fund Services,
                                     Inc., the Company's
                                     Transfer and Disbursing
                                     Agent since 1987;
                                     President and Treasurer
                                     of Commonwealth
                                     Capital Management, Inc.
                                     since 1983 which also
                                     owns an interest an
                                     interest in the
                                     investment adviser to the
                                     Third Millennium
                                     Russia Fund, another fund
                                     of the Company;
                                     President of Commonwealth
                                     Capital Management, LLC,
                                     the adviser to the
                                     Fund and the adviser
                                     to the GenomicsFund
                                     series of the Company,
                                     since December,
                                     2000; President
                                     and Director of
                                     Commonwealth Fund
                                     Accounting, Inc., which
                                     provides bookkeeping
                                     services to the
                                     Company; and Chairman,
                                     Trustee and
                                     Treasurer of The
                                     World Insurance Trust, a
                                     registered investment
                                     company, since May,
                                     2002; and Chairman,
                                     Director and Treasurer
                                     of Vontobel Funds, Inc.,
                                     a registered
                                     investment company,
                                     since March, 1997. Mr.
                                     Pasco is also a
                                     certified public
                                     accountant.
----------------------------------------------------------------------
----------------------------------------------------------------------
Non- Interested Directors:
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr. Director    9       Retired.  Mr. Boyd   The World
10808 Hob Nail   since May,          was Manager of the   Insurance
Court            1997                Customer Services    Trust -- 1
Potomac, MD                          Operations and       Fund;
20854                                Accounting Division  Satuit
(63)                                 of the Potomac       Capital
                                     Electric Power       Management
                                     Company from         Trust -- 1
                                     August, 1978 until   Fund;
                                     April, 2005; a       Janus
                                     Trustee of The       Advisors
                                     World Insurance      Series Trust,
                                     a registered Trust   -- 2
                                     investment company,  Funds; and
                                     since May, 2002; a   Vontobel
                                     Trustee of Satuit    Funds, Inc.
                                     Capital Management
                                     Trust, a
                                     registered investment
                                     company, since
                                     October, 2002; a
                                     Trustee of Janus Advisors
                                     Series Trust, a
                                     registered investment
                                     company, since
                                     September, 2003; and
                                     Director of Vontobel
                                     Funds, Inc., a
                                     registered investment
                                     company, since March,
                                     1997. Mr. Boyd is
                                     also a certified public
                                     accountant.
----------------------------------------------------------------------
----------------------------------------------------------------------
William E. Poist Director    9       Mr. Poist is a       The World
5272 River Road  since May,          financial and tax    Insurance
Bethesda, MD     1997                consultant through   Trust -- 1
20816                                his firm Management  Fund;
(67)                                 Funds Consulting     Satuit
                                     for  Professionals   Capital
                                     since 1968; a        Management
                                     Trustee of Satuit    Trust -- 1
                                     Capital Management   Fund; and
                                     Trust, a registered  Vontobel
                                     investment company,  Funds, Inc.
                                     since
                                     November, 2003; and
                                     a Trustee of The
                                     World Insurance
                                     Trust, a registered
                                     investment company,
                                     since May, 2002;
                                     and Director of
                                     Vontobel Funds,
                                     Inc.,  a registered
                                     investment company,
                                     since March, 1997.
                                     Mr. Poist is also a
                                     certified public
                                     accountant.
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul M.          Director    9       Mr. Dickinson is     The World
Dickinson        since May,          President of Alfred  Insurance
8704             1997                J. Dickinson, Inc.   Trust -- 1
Berwickshire                         Realtors since       Fund;
Drive                                April, 1971; a       Satuit
Richmond, VA                         Trustee of Satuit    Capital
23229                                Capital Management   Management
(56)                                 Trust, a             Trust -- 1
                                     registered           Fund; and
                                     investment           Vontobel
                                     company,  since      Funds, Inc.
                                     November,  2003;
                                     Trustee of The
                                     World Insurance
                                     Trust,  a
                                     registered
                                     investment company,
                                     since May, 2002;
                                     and Director of
                                     Vontobel Funds,
                                     Inc.,  a registered
                                     investment company,
                                     since March, 1997.
----------------------------------------------------------------------
----------------------------------------------------------------------
Officers:
----------------------------------------------------------------------
----------------------------------------------------------------------
F. Byron         Secretary   N/A     Mr. Parker is        N/A
Parker, Jr.      since May,          Secretary of CSS
1500 Forest      1997                and FDCC since
Avenue                               1986; Secretary of
Suite 222                            The World Insurance
Richmond, VA                         Trust, a registered
23229                                investment company,
(60)                                 since May, 2002;
                                     and Secretary of
                                     Vontobel Funds,
                                     Inc., a registered
                                     investment
                                     company, since
                                     March, 1997; and
                                     partner in the law
                                     firm Parker and
                                     McMakin.
----------------------------------------------------------------------
----------------------------------------------------------------------
*  Leland H.     President   N/A     Mr. Faust is         N/A
Faust            of the CSI          President of CSI
One Montgomery   Equity              Capital Management,
Street           Fund                Inc., a registered
Suite 2525       series              investment adviser,
San Francisco,   since               since 1978.  Mr.
CA 94104         October,            Faust is also a
(57)             1997                partner in the law
                                     firm Taylor & Faust
                                     since September,
                                     1975.
----------------------------------------------------------------------
----------------------------------------------------------------------
*  Stephen       Vice        N/A     Mr. Goddard has      N/A
Goddard          President           been the President
One James Center of the              and principal
Suite 1501       Company             shareholder of The
Richmond, VA     and                 London Company, a
23219            President           registered
(43)             of the New          investment adviser,
                 Market              since its inception
                 Fund                and has  been the
                 series              portfolio manager
                 since               of the New Market
                 March, 2003         Fund series since
                                     its inception on
                                     October 1, 1998.
                                     Mr. Goddard is also
                                     a director and
                                     shareholder of
                                     Virginia Management
                                     Investment
                                     Corporation, a
                                     registered
                                     investment adviser.
                                     Mr. Goddard has
                                     sixteen years
                                     experience in
                                     senior portfolio
                                     management,
                                     security analysis
                                     and finance.

----------------------------------------------------------------------
----------------------------------------------------------------------
* John T.        Vice        N/A     Mr. Connor is        N/A
Connor, Jr.      President           President of Third
1185 Avenue of   of the              Millennium
the Americas,    Company             Investment
32nd Floor       and                 Advisors, LLC, a
New York, NY     President           registered
10036            of the              investment adviser,
(62)             Third               since April, 1998;
                 Millennium          and Chairman of
                 Russia              ROSGAL Insurance
                 Fund                since 1993.
                 series
                 since
                 October,
                 1998
----------------------------------------------------------------------
----------------------------------------------------------------------
*  Robert J.     Vice        N/A     Chairman,            N/A
Sullivan         President           President and
2608 Goldbug     of the              Treasurer of Satuit
Avenue           Company             Capital Management
Sullivan's       and                 Trust, an open-end
Island, SC 29482 President           investment
(42)             of the              management company,
                 GenomicsFund        since December,
                 series              2000; Managing
                               since Director and
                 January,            Investment Officer
                 2003                of Satuit Capital
                                     Management, LLC, a
                                     registered investment
                                     adviser, from June,
                                     2000 to Present;
                                     Portfolio Manager and
                                     Senior Equity Analyst
                                     at Cadence Capital
                                     Management from 1997 to
                                     2000, an institutional
                                     asset management
                                     firm.
----------------------------------------------------------------------
----------------------------------------------------------------------
*  Russell Platt Vice        N/A     Mr. Platt is Chief   N/A
518 17th Street  President           Executive Officer
Suite 1700       of the              of Forum Partners,
Denver, CO 80202 Company             an investment
                 and                 management firm.
                 President           Previously he was a
                 of the              Managing Director
                 Dividend            of Security Capital
                 Capital             Research and
                 Realty              Management, Inc.'s
                 Income              investment
                 Fund                management
                 series              subsidiary Prior to
                 since               joining Security
                 December,           Capital, Mr. Platt
                 2003                served as
                                     President-International
                                     of JER Partners, a
                                     real estate investment
                                     company, and prior
                                     to that, served from
                                     1982 to 1999 at Morgan
                                     Stanley.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Gunter Faschang Vice        N/A     Mr.  Faschang began  N/A
450 Park Avenue  President           his career in
New York, NY     of the              September 1995 as a
10022 (31)       Company             registered trader
                 and                 on the floor of the
                 President           Frankfurt Stock
                 of the              Exchange with Sputz
                 Eastern             AG and
                 European            Exco-Bierbaum.  In
                 Equity              March 1997 he
                 Fund                joined
                 series              Investmentbank
                 since May,          Austria, Vienna, as
                 2001                a Central European
                                     equity strategist.
                                     In January 1998, Mr.
                                     Faschang moved to
                                     Erste Bank, Vienna, as a
                                     Central European
                                     equity strategist and
                                     sector analyst for
                                     Russian oil stocks, with
                                     responsibility for
                                     organizing the Erste
                                     group's Central
                                     European research effort.
                                     In March 2000 he was
                                     appointed manager of
                                     Erste-Sparinvest's
                                     Danubia Fund. In July
                                     2001 Mr. Faschang
                                     joined Vontobel Asset
                                     Management AG as
                                     head of Eastern European
                                     equity management and
                                     research, and was at
                                     the same time appointed
                                     a Vice President of
                                     Vontobel Asset
                                     Management, a registered
                                     investment adviser.
----------------------------------------------------------------------
----------------------------------------------------------------------
*Peter L.  Smith Chief       N/A     Mr.  Smith is        N/A
4834 Langdrum    Compliance          Director of
Lane             Officer             Compliance for
Chevy Chase, MD                      AmeriMutual Funds
20815                                Distributor, and
                                     Newfield Advisors,
                                     LLC, a registered broker
                                     dealer and a
                                     registered investment
                                     adviser,
                                     respectively, from
                                     2003 to present;
                                     Senior Compliance
                                     Officer of Mutual
                                     Fund Services,
                                     FBR National Bank
                                     and Trust, from 2002 to
                                     2003; and Senior
                                     Vice President of
                                     Operations, Administration
                                     and Compliance
                                     for the Monument
                                     Funds, a registered
                                     investment company
                                     and Principal of
                                     Monument Distributors,
                                     Inc., a registered
                                     broker-dealer from 1998 to 2001.
----------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund, as well as the adviser to the GenomicsFund series of the Company; (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2005, the Audit Committee met two times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended August 31, 2005, the Governance and Nominating Committee met two times.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, determines a price for a security held by a fund when there is no readily available market price for that security. The Pricing and Brokerage Committee reports its findings to the full Board on a quarterly basis, as necessary. During its most recent fiscal year ended August 31, 2005, the Pricing and Brokerage Committee met two times.

As of December 31, 2004, the directors beneficially owned the following dollar range of equity securities in the Fund as indicated below:

----------------------------------------------------------------------
   Name of Director        Dollar Range of        Aggregate Dollar
                                                  Range of Equity
                                                 Securities in All
                                                Funds of the Company
                         Equity Securities in     Overseen by the
                               the Fund               Director
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III         None                   None
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr.        None                   $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul Dickinson          None                   $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
William Poist           None                   $10,001-$50,000
----------------------------------------------------------------------

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal year ended August 31, 2005, the directors received the following compensation from the Company:

----------------------------------------------------------------------
Name and Position     Aggregate        Pension or         Total
                     Compensation
                     From the Fund     Retirement
                   for Fiscal Year      Benefits       Compensation
                     Ended August   Accrued as Part      from the
       Held          31, 2005(1)    of Fund Expenses   Company (2)
----------------------------------------------------------------------
----------------------------------------------------------------------

----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III,         $-0-             N/A              $-0-
Chairman
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr.,        $-0-             N/A            $xx,xxx
Director
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul M.                  $-0-             N/A            $xx,xxx
Dickinson,
Director
----------------------------------------------------------------------
----------------------------------------------------------------------
William E.               $-0-             N/A            $xx,xxx
Poist, Director
----------------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal period ended August 31, 2005.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal period ended August 31, 2005. The Company consisted of a total of eight funds as of August 31, 2005.

Approval of the Advisory Agreement - At a meeting of the Board of Directors held on October 26, 2005, the Board of Directors of the Company, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Adviser").

With respect to the approval of the Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the Advisory Agreement; (ii) the proposed fees; (iii) the nature, quality and extent of the services to be provided under the Advisory Agreement; (iv) information concerning the Adviser, including information on the qualifications and experience of the proposed portfolio managers and their investment management style; (v) information on the profitability of the Adviser; (vi) the code of ethics, proxy voting policies and written compliance procedures of the Adviser; and (vii) comparative industry data on the performance, fee levels and expense ratios of the Fund and its competitors.

The Independent Directors discussed the Advisory Agreement with their independent counsel. After consideration of all of this information and such other items as they deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, are fair and reasonable to the Fund. The directors, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

Sales Loads - The Fund currently offers Institutional Shares and Platform Shares. No front-end or deferred sales charges are applied to the purchase of Institutional Shares or Platform Shares.

Policies Concerning Personal Investment Activities - The Fund, the Adviser and FDCC have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of December [__], 2005, there were no shares of the Fund issued or outstanding. As of December [__], 2005, the directors and officers, as a group, owned less than 1% of the outstanding shares of the Fund.

             INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser - Epoch Investment Partners, Inc., 667 Madison Avenue, 2nd Floor, New York, New York 10021, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in April, 2004. The Adviser is a subsidiary of Epoch Holding Corporation, a public company. The Adviser provides investment management services to high net worth individuals, investment companies, pension and profit-sharing plans and other institutional clients. The Adviser also serves as the investment adviser to the Epoch International Small Cap Fund and the Epoch U.S. All Cap Equity Fund, each a series of the Company.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser has contractually agreed to waive or limit its fees until December 31, 2009, so that the ratio of total annual operating expenses for the Fund's Institutional Shares and Platform Shares are limited to 1.00% and 1.50%, respectively. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.70% on the average daily net assets of the Fund.

Portfolio Managers - [to be revised by amendment] William W. Priest, David N. Pearl and Michael A. Welhoelter are the Portfolio Managers of the Fund. Mr. Priest is a Managing Director, the Chief Executive Officer and a Portfolio Manager of Epoch Investment Partners, Inc., the Fund's investment adviser. Mr. Pearl is a Managing Director and Portfolio Manager of the Adviser. Mr. Welhoelter is a Managing Director, Portfolio Manager and Quantitative Research Analyst with the Adviser.
Messrs. Priest and Pearl have been with the Adviser since its formation in 2004. Mr. Welhoelter has been with the Adviser since [_____].

Mr. Priest currently serves as a Portfolio Manager for one other series of shares offered by the Company, the Epoch International Small Cap Fund. As of March 31, 2005, the Epoch International Small Cap Fund had total net assets of $64,380,620. The fees received for managing this other mutual fund are not based upon the performance of the fund.

Messrs. Pearl and Welhoelter do not currently serve as the Portfolio Manager for any other registered investment company.

Messrs. Priest and Pearl also serve as portfolio managers for 16 other pooled investment vehicles, which are Canadian investment companies that are not available to U. S. investors. As of March 31, 2005, the other pooled investment vehicles had total net assets of $886,283,634. In addition, Messrs. Priest and Pearl serve as portfolio managers for 67 other private accounts with total assets under management as of March 31, 2005 of approximately $285,367,690. Except as noted below with respect to two of the private accounts, the fees received for managing these other pooled investment accounts and other private accounts are not based upon the performance of the accounts.

Messrs. Priest and Pearl serve as portfolio managers for 2 private accounts with total assets as of March 31, 2005 of $9,091,986. The fees received for managing these 2 private accounts are partly based on the excess performance of the private account over a benchmark.

The Adviser does not believe that any material conflicts exist between Mr. Priest's portfolio management of the Fund and his management responsibilities with the Epoch International Small Cap Fund. Each of these two entities invests in completely different types of securities (e.g., U. S. domestic equities of all market capitalizations versus foreign small cap equities). In addition, neither mutual fund charges any performance based fee so there is no incentive to favor one entity versus the other.

The Adviser does not believe that any material conflicts exist between Messrs. Priest's and Pearl's portfolio management of the Fund and their management of the other commingled and private accounts, including the 2 private accounts which pay a performance based investment advisory fee. The Adviser believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all, or a substantial portion of their assets in non-U.S. securities or in small capitalization securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.

For their services, Messrs. Priest, Pearl and Welhoelter each receive a fixed annual salary plus a discretionary bonus determined by the Adviser's management committee. Messrs. Priest, Pearl and Welhoelter do not receive compensation that is based upon the Fund's, the Epoch International Small Cap Fund's, any other commingled account's, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Messrs. Priest, Pearl and Welhoelter do not receive any special or additional compensation from the Adviser for their services as Portfolio Managers. Messrs. Priest, Pearl and Welhoelter are each shareholders of Epoch Holding Company, a public company that is the parent company of the Adviser. As shareholders of Epoch Holding Company, Messrs. Priest, Pearl and Welhoelter are each entitled to share in any dividends or appreciation of the public company's stock.

As of March 31, 2005, Messrs. Priest, Pearl and Welhoelter do not have any beneficially ownership of the Fund, the Epoch International Small Cap Fund, any other commingled account, or any private account managed by the Adviser.


                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.10% of the average daily net assets of the Fund (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian and Accounting Services -- Pursuant to a Custodian Agreement and the Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Fund's transfer and disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC," or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. At present, the Fund is only offering Institutional Shares. The Distributor may receive Distribution 12b-1 and service fees from the Platform Shares of the Fund, as described in the applicable prospectus and this SAI.

Independent Accountants - The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

Plan of Distribution -- The Fund has a Plan of Distribution or "12b-1 Plan" for its Platform Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's Platform Shares average daily net assets. Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by the Distributor or by the Service Organization, as defined below. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

The Fund may also pay up to 0.25% to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Platform Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Platform Shares.

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Platform Shares, in connection with their accounts with such Service Organizations. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Platform Shares.


                             PORTFOLIO TRANSACTIONS

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. On occasion, the Adviser will place over-the-counter equity transactions on an agency basis. If an over-the-counter equity transaction is effected on an agency basis, clients will be charged commissions in addition to the broker's spread with is included in the offer or bid price of the security.

In choosing brokers to effect portfolio transactions for the Fund, the Adviser considers any research, statistical or other information or services (the "Services") provided by such other brokers which enhance the Adviser's investment research and portfolio management capability generally. The Adviser also considers security price, speed of execution and willingness of the broker-dealer to commit its own capital. Services provided by such brokers may be used in servicing all of the Adviser's accounts and not all such Services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the Services. Accordingly, the Adviser shall not be required or deemed to have the duty to obtain the lowest brokerage commission rates available or to combine or arrange orders to obtain the lowest brokerage commission rates available on transactions for its clients. If the amount of commission charged by a broker is reasonable in relation to the value of the brokerage functions and services provided by such broker to the Adviser, the Adviser may effect brokerage transactions with such broker notwithstanding the fact that such broker charges higher commissions than those another broker might charge. It is the Adviser's policy, consistent with investment considerations, to seek the most favorable price and execution for brokerage orders. Commissions on all brokerage transactions are subject to negotiation.

The Adviser may consider the research capabilities of various brokerage firms, including their coverage of various industries, the information systems offered by such brokerage firms and the timing and accuracy of their delivery of statistical information. The Adviser may also effect transactions through brokers which pay for research services provided by third parties in accordance with Section 28(e) of the Securities Exchange Act of 1934. These supplemental research and statistical services may consist of written or oral research reports from various services which aid the Adviser in fulfilling its investment decision making responsibilities, including security pricing services and electronic information management systems. Research services furnished or paid for by brokers and through whom the Adviser effects transactions may be used by the Adviser in servicing all of the Adviser's accounts and not all such services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the services. Commissions paid to brokers providing such research may be higher than those charged by brokers not providing such services. The Adviser will effect transactions through brokers providing third party research services only if the commissions charged by such brokers are reasonable in relation to the value of the brokerage functions and research services provided.

The Board of Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue One Billion Fifty Million (1,050,000,000) shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Fifteen Million (15,000,000) shares for Class A Shares of the series; Fifteen Million (15,000,000) shares for Class P Shares of the series; and Twenty Million (20,000,000) shares for Institutional Shares of the series. At the present time, the Fund does not offer Class A Shares.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Class P and Institutional shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

         ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares - Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.

Telephone Transactions - A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA - A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts - Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

                                   TAX STATUS

Distributions of net investment income - The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, or at the lower capital gains rates that apply to distributions that qualify as qualified dividend income, whether you take them in cash or reinvest them in additional shares. Absent further legislation, the lower tax rates applicable to qualified dividend income will not apply to distributions in taxable years beginning after December 31, 2008.

Distribution of capital gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions - Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U. S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions - The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal period, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains they distribute to you. The Board of Directors of the Company reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as dividend income that should qualify as qualified dividend income (for individual shareholders) and for the dividends received deduction (in the case of corporate shareholders) to the extent of the Fund's earnings and profits.

Excise tax distribution requirements - To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the calendar year plus 98% of its capital gain net income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U. S. Government Obligations - Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U. S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U. S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations - Because the income of the Fund is derived primarily from investments in foreign rather than domestic U. S. securities, no portion of its distributions will generally be eligible for the inter-corporate dividends-received deduction.

Investment in complex securities - The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U. S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information - From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                   6
  Yield = 2[(a-b +1) -1]
             ---
             cd
where:

a     =    dividends and interest  earned during the period.
b     =    expenses  accrued for the period  (net of reimbursements).
c     =    the average daily number of shares  outstanding during
           the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of
           the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes.

Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance - Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

           n
      P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years (1, 5 or 10)
ERV   =    ending redeemable value of a hypothetical
           $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above. The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U. S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U. S. government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

                            Telephone: (800) 527-9525

                      e-mail: mail@shareholderservices.com

                                                                      Appendix A

Epoch Investment Partners, Inc. (the "Adviser") is the investment adviser for the Epoch Global Equity Shareholder Yield Fund, a series of shares of The World Funds, Inc. (the "Company"). The Board of Directors of the Company have delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Epoch Global Equity Shareholder Yield Fund.

It is the policy of the Adviser to use Institutional Shareholder Services ("ISS") to handle its proxy voting responsibilities. A copy of ISS' Proxy Voting Guidelines Summary follows.


ISS Proxy Voting Guidelines Summary


Following is a concise summary of ISS's proxy voting policy guidelines.

1.    Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o     Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o     Length of the rotation period advocated in the proposal
o     Significant audit-related issues


2.    Board of Directors

Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
o Insiders and affiliated outsiders on boards that are not at least majority independent
o     Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.


Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.


Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.    Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.    Proxy Contests

Voting for Director Nominees in Contested Elections Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.    Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9.    Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap. Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:
o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.


Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o     Historic trading patterns
o     Rationale for the repricing
o     Value-for-value exchange
o     Option vesting
o     Term of the option
o     Exercise price
o     Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o Potential voting power dilution (VPD) is 10 percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).



10.     Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

PART C - OTHER INFORMATION

Item 23.   Exhibits

(a) Articles of Incorporation.

     (1) Articles of Incorporation of The World Funds, Inc. (the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

     (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

     (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

     (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

     (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5) of PEA No.19.

     (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6) of PEA No.19.

     (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

     (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

     (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

     (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a) (15) of PEA No. 21.

     (16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

     (17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

     (18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a) (18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27").

     (19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

     (20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a) (20) of PEA No. 28.

     (21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S. Treasury Fund Class C Shares; and renaming the Lara Treasury Management Fund Institutional Shares to the Lara U.S. Treasury Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 /811-8255) as filed with the SEC on October 16, 2003 ("PEA No. 31").

     (22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a) (22) of PEA No. 31.

     (23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No.23(a) (23) of PEA No. 31.

     (24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a) (24) of PEA No. 31.

     (25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a) (25) of PEA No. 31.

     (26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 8, 2004 ("PEA No. 37").

      (27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund are incorporated by reference to Exhibit No. 23(a)(27) of PEA No. 37.

     (28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming the existing Dividend Capital Realty Income Fund Class Y Shares to the Dividend Capital Realty Income Fund Class I Shares are incorporated by reference to Exhibit No. 23(a)(28) of PEA No. 37.

     (29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund as the Eastern European Equity Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Vontobel Eastern European Equity Fund Class A Shares to the Eastern European Equity Fund Class A Shares; renaming the existing shares of the Vontobel Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Class B Shares; and, renaming the existing shares of the Vontobel Eastern European Equity Fund Class C Shares to the Eastern European Equity Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(29) of PEA No. 37.

     (30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming the existing Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a)(30) of PEA No. 37.

     (31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000 are incorporated by reference to Exhibit No. 23(a)(31) of PEA No. 37.

     (32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the existing Lara U.S. Treasury Fund series to the Epoch International Small Cap Fund series and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Lara U.S. Treasury Fund Class A Shares to the Epoch International Small Cap Fund Class A Shares; Lara U.S. Treasury Fund Institutional Shares to the Epoch International Small Cap Fund Institutional Shares; and Lara U.S. Treasury Fund Class C Shares to the Epoch International Small Cap Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(32) of Post Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 15, 2004 ("PEA No. 38").

      (33) Articles Supplementary dated May 6, 2005, as filed with the State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund series are incorporated by reference to Exhibit No. 23(a)(33) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on May 16, 2005 ("PEA No. 44").

      (34) Articles Supplementary dated August 9, 2005, as filed with the State of Maryland on August 10, 2005, creating the REMS Real Estate Value Opportunity Fund series are incorporated by reference to Exhibit No. 23(a)(34) of Post Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on August 15, 2005 ("PEA No. 45").

   (35) Articles Supplementary dated October 21, 2005, as filed with the State of Maryland on October 21, 2005, creating the Epoch Global Equity Shareholder Yield Fund series and creating a Platform Share class are filed herewith.

  (b) By-Laws.

     The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

     See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d) Investment Advisory Contracts.

     (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

     (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

     (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) GenomicsFund.

     (a) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as Genomicsfund.com) is incorporated herein by reference to Exhibit No. 23 (d) (6) of PEA No. 11.

     (b) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund is to be filed by amendment.

     (c) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM") is to be filed by amendment.

      (5) New Market Fund.

     (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

     (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

     (c) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund is to be filed by amendment.

      (6) Third Millennium Russia Fund.

     (a) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

     (7) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

     (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

     (c) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

     (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

     (8) Investment Advisory Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 44.

     (9) Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit No. 23 (d)(9) of PEA No. 31.

     (10) Investment Advisory Agreement between CCM and the Registrant on behalf of the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 17, 2003 ("PEA No. 32").

      (11) FORM OF: Investment Advisory Agreement between Epoch Investment Partners, Inc., and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated herein by reference to Exhibit No. 23(d)(11) of PEA No. 44.

      (12) FORM OF: Investment Advisory Agreement between Real Estate Management Services Group, LLC, and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund series is incorporated herein by reference to Exhibit No. 23(d)(12) of PEA No. 45.

      (13) FORM OF: Investment Advisory Agreement between Epoch Investment Partners, Inc., and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series is filed herewith.

(e) Underwriting Contracts.

     (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

      (2) Distribution Agreement between FDCC and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated herein by reference to Exhibit No. 23(e)(2) of PEA No. 45.

      (3) FORM OF: Distribution Agreement Between FDCC and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund is incorporated herein by reference to Exhibit No. 23(e)(3) of PEA No. 45.

      (4) FORM OF: Distribution Agreement Between FDCC and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series is filed herewith.

 (f) Bonus or Profit Sharing Contracts.

      Not Applicable.

(g) Custodian Agreements.

     (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

     (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

      (3) FORM OF: Custodian Agreement between UMB Bank, N.A. and the Registrant is filed herewith.

(h) Other Material Contracts.

      (1) Administrative Services.

     (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

     (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

     (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

     (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

     (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

     (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

     (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

     (h) Administrative Services Agreement dated April 1, 2003 between CSS and the Registrant on behalf of the Epoch International Small Cap Fund (formerly, the Lara U.S. Treasury Fund is incorporated by reference to Exhibit No. 23(h)(1)(h) of PEA No. 31.

     (i) Administrative Services Agreement between CSS and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated by reference to Exhibit No. 23(h)(1)(i) of PEA No. 31.

     (j) Administrative Services Agreement between CSS and the Registrant on behalf of the Eastern European Equity (formerly the Vontobel Eastern European Equity Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(j) of PEA No. 37.

      (k) Administrative Services Agreement between CSS and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(k) of PEA No. 45.

      (l) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(l) of PEA No. 45.

      (m) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund is filed herewith.

      (2) Transfer Agent.

     (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

     (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of PEA No. 24.

     (c) FORM OF: Transfer Agency Agreement dated December__, 2005 between Fund Services, Inc. and the Registrant is filed herewith.

      (3) Fund Accounting.

     (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, Third Millennium Russia Fund, GenomicsFund (formerly known as GenomicsFunds.com), Chase Mid-Cap Growth Fund (formerly known as the Newby Fund), Lara U.S. Treasury Fund, Dividend Capital Realty Income Fund and the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

     (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

     (c) FORM OF: Accounting Services Agreement dated December __, 2005 between Commonwealth Fund Accounting and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund is filed herewith.

      (4) Expense Limitation Agreements.

     (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

     (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

     (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

     (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

     (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No. 24.

     (f) Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.
     (g) Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 28.

     (h) Expense Limitation Agreement between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated by reference to Exhibit 23(h)(4)(h) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on June 2, 2003 ("PEA No. 30").

     (i) Class A Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(i) of PEA No. 37.

     (j) Class C Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(j) of PEA No. 37.

     (k) Institutional Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(k) of PEA No. 37.

     (l) FORM OF: Institutional Shares Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund (formerly the Lara U.S. Treasury Fund series) is incorporated herein by reference to Exhibit No. 23(h)(4)(l) of PEA No. 38.

      (m) FORM OF: Expense Limitation Agreements between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated by reference to Exhibit No. 23(h)(4)(m) of PEA No. 44.

      (n) FORM OF: Expense Limitation Agreements between Real Estate Management Services Group, LLC and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund series is incorporated herein by reference to Exhibit No. 23(h)(4)(n) of PEA No. 38.

      (o) FORM OF: Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series is filed herewith.

 (i) Legal Opinion.

   (1) Opinion of Morgan, Lewis & Bockius LLP is to be filed by amendment.

(j) Other Opinions.

      Not applicable.

(k) OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l) Initial Capital Agreements.

      Not Applicable.

(m) Rule 12b-1 Plan.

      (1) Sand Hill Portfolio Manager Fund.

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

     (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2)  CSI Equity Fund

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3) GenomicsFund (formerly known as GenomicsFund.com).

     (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

     (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4) New Market Fund.

     (a) The Distribution Plan for Class A Shares of the New Market Fund is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

     (b) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(b) of PEA No. 28.

     (c) The Distribution and Service Plan for Class C Shares is incorporated herein be reference to Exhibit No. 23(m)(4)(c) of PEA No. 28.

      (5) Third Millennium Russia Fund.

     (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) of Amendment No. 5.

     (b) Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 30.

     (c) Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 30.

      (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

     (b) Shareholder Servicing Plan and related Agreement are incorporated herein by reference to Exhibit No. 23(m) (6)(b) of Post-Effective Amendment No. 25 to the Registrants Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on October 31, 2002 ("PEA No. 25").

     (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m) (7) of PEA No. 27.

     (8) Dividend Capital Realty Income Fund.

     (a) The Distribution and Service Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 31.

     (b) The Distribution and Service Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 31.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 31.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(d) of PEA No. 31.

     (9) Epoch Global Equity Shareholder Yield Fund.

     (a) The Distribution and Service Plan for the Platform Shares is to be filed by amendment.

     (b) The Shareholder Servicing Plan for the Platform Shares is to be filed by amendment.

(n) Rule 18f-3 Plan.

     (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

     (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No.23(n)(4) of PEA No.19.

     (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

     (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

     (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No.23(n)(5) of PEA No.27.

     (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

     (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No. 30.

     (8) Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

     (9) FORM OF: Rule 18f-3 Multiple Class Plan for the Epoch Global Equity Shareholder Yield Fund is filed herewith.

(o) Reserved.

(p) Codes of Ethics.

     (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), CCM (the investment advisers to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund]), The London Company of Virginia (the investment adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) and the Lara Group, Ltd. (the investment adviser for the Lara U.S. Treasury Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

     (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

     (3) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to the Chase Mid-Cap Growth Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 24.

     (4) The Code of Ethics of Dividend Capital Investments LLC (the investment adviser for the Dividend Capital Realty Income Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 44.

       (5) The Code of Ethics of Epoch Investment Partners, Inc. (the investment adviser for the Epoch International Small Cap Fund, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 44.

      (6) The Code of Ethics of Real Estate Management Services Group, LLC (the investment adviser for the REMS Real Estate Value Opportunity Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of PEA No. 45.

(q) Powers-of-Attorney.

     The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24.   Persons Controlled by or Under Common Control with the
Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment
Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

 Name of Investment Adviser/Sub-Adviser         Form ADV File No.

Sand Hill Advisors, Inc.
801-17601
CSI Capital Management, Inc.                             801-14549
Third Millennium Investment Advisors, LLC      801-55720
The London Company of Virginia                      801-46604
Commonwealth Capital Management, LLC           801-60040
Dividend Capital Investments LLC                    801-62453
Epoch Investment Partners, Inc.                          801-63118
Real Estate Management Services Group, LLC     801-61061

Item 27.   Principal Underwriters.

      (a) First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust

   (b) First Dominion Capital Corp.

     The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

   (c) Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

     (a) Sand Hill Advisors, Inc., 3000 Sand Hill Road Building 3, Suite 150 Menlo Park, CA 94025 (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

     (b) CSI Capital Management, Inc., 110 El Paseo, Santa Barbara, CA 93101 (records relating to its function as investment adviser to the CSI Equity Fund).

     (c) Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

     (d) The London Company, One James Center, Suite 1501, Richmond, Virginia 23219 (records relating to its function as the investment adviser to The New Market Fund).

     (e) UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund.

     (f) Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235(records relating to its function as transfer agent to the Funds).

     (g) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

     (h) First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

     (i) Commonwealth Fund Accounting, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds it services).

     (j) Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, NY 10019 (records relating to its function as investment adviser to the Epoch International Small Cap Fund, the Epoch U.S. All Cap Equity Fund and the Epoch Global Equity Shareholder Yield Fund).

     (k) Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund].

     (l) Dividend Capital Investments LLC, 518 17th Street, Suite 1700 Denver, CO 80202 (records relating to its function as the investment adviser to the Dividend Capital Realty Income Fund.)

      (m) Real Estate Management Services Group, LLC, 1100 Fifth Avenue, South, Suite 301, Naples, FL 34102-6407 (records relating to its function as the investment adviser to the REMS Real Estate Value Opportunity Fund.)

Item 29.   Management Services.

     There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 47 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 1st day of November, 2005.

                               THE WORLD FUNDS, INC.

                               By:  */s/ John Pasco, III

   John Pasco, III, Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 47 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                      Title                     Date

*/s/ John Pasco, III      Director, Chairman             November 1, 2005
---------------------
John Pasco, III
Chief Executive
Officer and Chief
Financial Officer

*/s/ Samuel Boyd, Jr.     Director                      November 1, 2005
Samuel Boyd, Jr.

*/s/ Paul M. Dickinson    Director                      November 1, 2005
----------------------
Paul M. Dickinson

*/s/ William E. Poist     Director                      November 1, 2005
--------------------------
William E. Poist

By:/s/ John Pasco, III
-----------------------
John Pasco, III
Attorney-in-fact pursuant to Powers-of-Attorney on file.

                               INDEX TO EXHIBITS


EXHIBIT NO. DESCRIPTION

23(a)(35)   Articles Supplementary - Epoch Global Equity Shareholder Yield Fund
            series.

23(d)(13)   FORM OF: Investment Advisory Agreement between Epoch Investment
            Partners, Inc., and the Registrant on behalf of the Epoch Global
            Equity Shareholder Yield Fund series.

23(e)(4) FORM OF: Distribution Agreement Between FDCC and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series.

23(g)(3)    FORM OF: Custodian Agreement between BBH&Co. and the Registrant.

23(h)(1)(m) FORM OF: Administrative Services Agreement between CSS and the
            Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund.

23(h)(2)(c) FORM OF: Transfer Agency Agreement dated December , 2005 between
            Fund Services, Inc. and the Registrant.

23(h)(3)(c) FORM OF: Accounting Services Agreement dated December , 2005 between
            BBH& Co. and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund.

23(h)(4)(o) FORM OF: Expense Limitation Agreement between Epoch Investment
            Partners, Inc. and the Registrant on behalf of the Epoch Global Equity Shareholder Yield Fund series.

23(n)(9) FORM OF: Rule 18f-3 Multiple Class Plan for the Epoch Global Equity Shareholder Yield Fund.

                                                               EXHIBIT 23(a)(35)

                              THE WORLD FUNDS, INC.

                             Articles Supplementary

      The World Funds, Inc., a Maryland corporation having is principal office in Baltimore, Maryland (the "Company"), and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has adopted resolutions to classify and allocate certain authorized, unissued and unclassified shares of common stock of the Company pursuant to the following resolutions adopted at a special meeting of the Board of Directors held on October 10, 2005 as follows:

           RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, supplemented in accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, to classify and allocate certain authorized, unissued and unclassified shares of common stock of the Company so that Fifty Million (50,000,000) authorized, unissued and unclassified shares of common stock with a par value of one cent ($0.01) per share be allocated to the Epoch Global Equity Shareholder Yield Fund series of the Company, and those shares are further re-classified as follows:

  Fifteen Million (15,000,000) shares for Class A Shares of the series; Fifteen
      Million (15,000,000) shares for Class P Shares of the series; and Twenty Million (20,000,000) shares for Institutional Shares of the series; and it was further

  RESOLVED, that the Class A Shares, Class P Shares and Institutional Shares of the Epoch Global Equity Shareholder Yield Fund series have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Company; and it was further

  RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized to execute and deliver, on behalf of the Company, such further instruments, certificates, and other documents and to perform such other acts as they determine, with the advice of counsel, to be necessary or desirable to carry out such classification of shares, such determination to be conclusively evidenced by such actions.

SECOND: The total number of shares of capital stock which the Company presently is authorized to issue remains One Billion Fifty Million (1,050,000,000) shares of Common Stock with a par value of One Cent ($0.01) per share, and classified as follows:

                            NUMBER OF SHARES   AGGREGATE
      NAME OF SERIES         OF COMMON STOCK   PAR VALUE
                                ALLOCATED

Sand Hill Portfolio
Manager Fund
      Class Y Shares           15,000,000      $150,000
      Class A Shares           15,000,000       150,000
      Class B Shares           10,000,000       100,000
      Class C Shares           10,000,000       100,000

CSI Fixed Income Fund          50,000,000       500,000

CSI Equity Fund
      Investor Shares          15,000,000       150,000
      Class A Shares           15,000,000       150,000
      Institutional Shares     10,000,000       100,000
      Class C Shares           10,000,000       100,000

New Market Fund
      Class A Shares           20,000,000       200,000
      Institutional Shares     15,000,000       150,000
      Class C Shares           15,000,000       150,000

Third Millennium Russia
Fund
      Class A Shares           20,000,000       200,000
      Institutional Shares     15,000,000       150,000
      Class C Shares           15,000,000       150,000

GenomicsFund
      Class Y Shares           15,000,000       150,000
      Class A Shares           15,000,000       150,000
      Class B Shares           10,000,000       100,000
      Class C Shares           10,000,000       100,000

Chase Mid-Cap Growth Fund
      Class A Shares           25,000,000       250,000
      Class C Shares           25,000,000       250,000


Epoch International Small
Cap Fund
      Class A Shares           15,000,000       150,000
      Class P Shares           15,000,000       150,000
      Institutional Shares     20,000,000       200,000

Eastern European Equity
Fund
      Class A Shares           20,000,000       200,000
      Institutional Shares     15,000,000       150,000
      Class C Shares           15,000,000       150,000



Dividend Capital Realty
Income Fund
      Class I Shares           15,000,000       150,000
      Class A Shares           15,000,000       150,000
      Class B Shares           10,000,000       100,000
      Class C Shares           10,000,000       100,000

Satuit Capital Micro Cap
Fund
      Class Y Shares           15,000,000       150,000
      Class A Shares           15,000,000       150,000
      Class B Shares           10,000,000       100,000
      Class C Shares           10,000,000       100,000

Satuit Capital Small Cap
Fund
      Class Y Shares           15,000,000       150,000
      Class A Shares           15,000,000       150,000
      Class B Shares           10,000,000       100,000
      Class C Shares           10,000,000       100,000

Epoch U. S. All Cap Equity
Fund
      Class A Shares           15,000,000       150,000
      Class P Shares           15,000,000       150,000
      Institutional Shares     20,000,000       200,000


REMS Real Estate Value         50,000,000       500,000
Opportunity Fund

Epoch Global Equity
Shareholder Yield  Fund
      Class A Shares           15,000,000       150,000
      Class P Shares           15,000,000       150,000
      Institutional Shares     20,000,000       200,000



Unclassified Shares            300,000,000     3,000,000
                               -----------     ---------
                     TOTAL
                              1,050,000,000   $10,500,000

      THIRD:    These Articles  Supplementary will become effective
at the time of filing.

      IN WITNESS WHEREOF, The World Funds, Inc. has caused these
Articles Supplementary to be signed in its name and on its behalf this 21st day of October, 2005.



                               /s/ John Pasco, III   __
                               ----------------------
                               Name:  John Pasco, III
                               Title:     Chairman     and    Chief
Executive Officer
Attest:


/s/ Karen Shupe____
Name:   Karen Shupe
Title:     Assistant Secretary



      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc who executed on behalf of said Company the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles Supplementary to be the corporate act of said Company and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                               /s/ John Pasco, III____
                               -------------------
                               Name: John Pasco, III
                               Title:     Chairman     and    Chief
Executive Officer



Attest:



/s/ Karen Shupe____
Name:  Karen Shupe
Title:    Assistant Secretary

                                                               EXHIBIT 23(d)(13)



                                    FORM OF:



                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this
                                                                 --
 day of    , 2005 by and between The World Funds,  Inc., a Maryland
        ---
corporation (herein called the "Company"), and Epoch Investment Partners, Inc., a Delaware corporation (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Company desires to retain the Adviser to furnish investment advisory and management services to a fund of the Company, subject to the control of the Company's Board of Directors (the "Board" or the "Directors"), and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Company hereby appoints the Adviser to act as the Adviser to the Epoch Global Equity Shareholder Yield Fund series of the Company (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser. The Company employs the Adviser to manage the investments and reinvestment of the assets of the Fund, and to continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Company's Officers and Board and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

      The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in its prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

      The Company will instruct each of its agents and contractors to cooperate with the Adviser in the conduct of the business of the Fund.

      The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

4. Fund Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of Fund securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company and Adviser as set forth from time to time in the Fund's prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Company and to the Administrator such information relating to Fund transactions as they may reasonably request. The Company understands and agrees that the Adviser may, from time to time, aggregate orders for the purchase or sale of identical securities on behalf of its clients, including the Fund.

      It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser, and the Adviser will accept as full compensation, a fee accrued daily and payable monthly at an annual rate of 0.70% on the average daily net assets of the Fund.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate pro-ration of the advisory fee based on the number of days that the Agreement shall have been in effect during the month and year, respectively. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the Fund for the following:

a.              Taxes;

b.              Brokerage fees and commissions with regard to Fund transactions;

c. Interest charges, fees and expenses of the custodian of the securities;

d. Fees and expenses of the Company's transfer agent and the Administrator;

e.              Its proportionate share of auditing and legal expenses;

f. Its proportionate share of the cost of maintenance of corporate existence;

g. Its proportionate share of compensation of directors of the Company who are not interested persons of the Adviser as that term is defined by law;

h.              Its proportionate share of the costs of corporate meetings;

i. Federal and State registration fees and expenses incident to the sale of shares of the Fund;

j. Costs of printing and mailing prospectuses for the Fund's shares, reports and notices to existing shareholders;

k. The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Fund; and

n. Expenses and taxes incident to the failure of the Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

7. Reports. The Company and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

8. Status of the Adviser. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

      Pursuant to comparable agreements, the Company may also retain the services of the Adviser to serve as the investment adviser to other series of the Company.

9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

11. Permissible Interests. Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Company's Board, subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Company.

12. License of Name. The Adviser hereby authorizes the Company to use the name "Epoch Global Equity Shareholder Yield Fund" for the Fund. The Company agrees that if this Agreement is terminated it will promptly re-designate the name of the Fund to eliminate any reference to the name "Epoch Global Equity Shareholder Yield Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

13. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two
(2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Company at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser on sixty (60) days' written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      (a) To the Company at: 8730 Stony Point Parkway Suite 205 Richmond, Virginia 23235

      (b)                 To the Adviser at: 667 Madison Avenue 2nd Floor New
                          York, New York 10021

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

17. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                               EPOCH INVESTMENT PARTNERS, INC.


                                       BY:
------------------------------------



                               THE WORLD FUNDS, INC.


                                       BY:
------------------------------------
                                    John Pasco, III
                                    Chairman

                                                                EXHIBIT 23(e)(4)

                                    FORM OF:

                             DISTRIBUTION AGREEMENT

DISTRIBUTION AGREEMENT, made this _____ day of ___________ 2005, by and between The World Funds, Inc. (the "Company"), a corporation operating as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), duly organized and existing under the laws of the State of Maryland, on behalf of the Epoch Global Equity Shareholder Yield Fund series (the "Fund") and First Dominion Capital Corporation ("FDCC"), a Virginia corporation.

WITNESSETH:


1. DISTRIBUTION SERVICES
      The Company on behalf of the Fund hereby engages FDCC as national distributor to assist the Company in promoting the sale and distribution to investors of shares of common stock of the Fund ("Shares"). In connection therewith, FDCC shall (1) promote the sale of Shares, (ii) act as principal underwriter of Shares of the Fund, (iii) otherwise assist the Fund in the distribution of Shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer Shares for sale at all times when, and in such places as, such Shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith FDCC may act as principal or agent for the sale of such Shares.

2. SALE OF FUND SHARES
      Such Shares are to be sold only on the following terms:
(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify FDCC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's Shares next following receipt by the Fund of notice of such offer or sale.
(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective prospectus. No Shares may be sold for less than the net asset value thereof

3.    REGISTRATION OF SHARES
      The Company agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its Shares for sale in such jurisdictions as the Company may designate. FDCC may serve as dealer of record to assist the Company in connection with any such registration or qualification. The Company acknowledges that FDCC may incur expenses in connection with assisting in the registration or qualification of Fund Shares which are sold at net asset value and the Company will pay or reimburse expenses of FDCC which are incurred in connection with such registration or qualification.

4. INFORMATION TO BE FURNISHED TO FDCC The Company agrees that it will furnish FDCC with such information with respect to the affairs and accounts of the Fund as FDCC may from time to time reasonably require, and further agrees that FDCC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5. ALLOCATION OF EXPENSES
      During the period of this contract, the Company shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by FDCC or any investment manager or investment adviser to the Fund. FDCC shall pay advertising and promotional expenses incurred by FDCC in connection with the distribution of the Fund's Shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6. COMPENSATION TO FDCC
      It is understood and agreed by the parties hereto that FDCC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7. LIMITATION OF FDCC's AUTHORITY
      FDCC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Company. In the performance of its duties hereunder, FDCC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Company. Such selling dealer agreements shall provide for the sale of Shares of the Fund on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of FDCC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund Shares.

8. SUBSCRIPTION FOR SHARES -REFUND FOR CANCELLED ORDERS If FDCC elects to act as a principal, and not as agent, for a sale of Fund Shares, FDCC shall subscribe for the Shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of Shares of the Fund is placed with FDCC by a customer or dealer and subsequently cancelled, FDCC shall forthwith cancel the subscription for such Shares entered on the books of the Fund, and, if FDCC has paid the Fund for such Shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a) the consideration received by the Fund for said Shares; or (b) the net asset value of such Shares at the time of cancellation by FDCC.


9. INDEMNIFICATION OF THE FUND
      FDCC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the Shares of the Fund by FDCC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, FDCC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, FDCC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to FDCC or to FDCC by a director, officer, or employee of the Fund who is not an interested person of FDCC, unless the information so supplied or omitted was available to FDCC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10. FREEDOM TO DEAL WITH THIRD PARTIES
      FDCC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11. EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of the securities of the Fund if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund whichever is the lesser.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company (the "Board of Directors" or "Directors"), including the specific approval of a majority of the directors who are not interested person of FDCC as defined by the 1940 Act cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by FDCC, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the 1940 Act.

12. AMENDMENTS TO AGREEMENT
      No material amendment to this Agreement shall be effective until approved by FDCC and by the affirmative vote of a majority of the Board of Directors (including a majority of the directors who are not interested persons of FDCC or any affiliate of FDCC).

13.   NOTICES
      Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Company on behalf of the Fund and FDCC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.


                                    THE WORLD FUNDS, INC.


                                    By:________________________
                                    Name:  John Pasco, III
                                    Title:     Chairman of the
Board



                                    FIRST DOMINION CAPITAL CORP.


                                     By:________________________
                                     Name:  John Pasco, III
                                    Title:        President

                                   Schedule A

      FDCC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any Shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's Shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of Shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's Shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective prospectus and as otherwise provided in the Fund's registration statement.

(c) With respect to any Shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such Shares and for out-of-pocket costs incurred by FDCC.

                                                                EXHIBIT 23(g)(3)

                                    FORM OF:
                               CUSTODIAN AGREEMENT
                 THIS AGREEMENT, dated as of this ______ day of
______________, 2005, between
THE WORLD FUNDS, INC., an open-end management investment company incorporated in Maryland and registered with the Commission under the 1940 Act (the Fund), on behalf of each of the series listed on the attached Appendix C as the same may from time to time be updated (each a Series), and BROWN BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the State of New York (BBH&Co. or the Custodian),

                       W I T N E S S E T H:
      WHEREAS, the Fund wishes to employ BBH&Co. to act as custodian for the Fund and to provide related services, all as provided herein, and BBH&Co. is willing to accept such employment, subject to the terms and conditions herein set forth;
      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and BBH&Co. hereby agree, as follows:

1. Appointment of Custodian. The Fund hereby appoints BBH&Co. as the Fund's custodian, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be only as set forth expressly in this Agreement which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

2. Representations, Warranties and Covenants of the Fund. The Fund hereby represents, warrants and covenants each of the following:
                 2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not violate any Applicable Law or conflict with or constitute a default under the Fund's prospectus or other organic document, agreement, judgment, order or decree to which the Fund is a party or by which it or its Investments is bound.

                2.2 By providing an Instruction with respect to the first acquisition of an Investment in a jurisdiction other than the United States of America, the Fund shall be deemed to have confirmed to the Custodian that the Fund has (a) assessed and accepted all material Country or Sovereign Risks and accepted responsibility for their occurrence, (b) made all determinations required to be made by the Fund under the 1940 Act, and (iii) appropriately and adequately disclosed to its shareholders, other investors and all persons who have rights in or to such Investments, all material investment risks, including those relating to the custody and settlement infrastructure or the servicing of securities in such jurisdictions.

                 2.3 The Fund shall safeguard and shall solely be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the Custodian, the Fund and the Custodian shall be fully responsible for the security of its respective connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof.

3. Representation and Warranty of BBH&Co. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by BBH&Co. and does not and will not violate any Applicable Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound.

4. Instructions. Unless otherwise explicitly indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term Instruction shall mean a directive initiated by the Fund, acting directly or through its board of directors, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.
      4.1 Authorized Persons. For purposes hereof, an Authorized Person shall be a person or entity authorized to give Instructions for or on behalf of the Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to and acknowledged by the Custodian, including without limitation the Fund's Investment Adviser or Foreign Custody Manager. The Custodian may treat any Authorized Person as having full authority of the Fund to issue Instructions hereunder unless the notice of authorization contains explicit limitations as to said authority. The Custodian shall be entitled to rely upon the authority of Authorized Persons until it receives appropriate written notice from the Fund to the contrary.
      4.2 Form of Instruction. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through 4.2.3 of this Section.

          4.2.1 Fund Designated Secured-Transmission Method. Instructions may be transmitted from time to time through a secured or tested electro-mechanical means which has been previously approved by the parties; it being understood that such acknowledgment shall authorize the Custodian to receive and process Instructions received by such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized Person.

          4.2.2   Written   Instructions.   Instructions   may   be
      transmitted in a writing that bears the manual signature of Authorized Persons.

          4.2.3 Other Forms of Instruction. Instructions may also be transmitted by another means determined by the Fund or Authorized Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

When an Instruction is given by means established under Subsections 4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person with respect to such means of Instruction, but such Authorized Person shall be solely responsible for determining that the particular means chosen is reasonable under the circumstances. Oral Instructions shall be binding upon the Custodian only if and when the Custodian takes action with respect thereto. With respect to telefax instructions, the parties agree and acknowledge that receipt of legible instructions cannot be assured, that the Custodian cannot verify that authorized signatures on telefax instructions are original or properly affixed, and that the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated, illegible or unauthorized telefax instructions. The provisions of Section 4A of the Uniform Commercial Code shall apply to funds transfers performed in accordance with Instructions. In the event that a Funds Transfer Services Agreement is executed between the Fund or an Authorized Person and the Custodian, such an agreement shall comprise a designation of form of a means of delivering Instructions for purposes of this
Section 4.2.
      4.3 Completeness and Contents of Instructions. The Authorized Person shall be responsible for assuring the adequacy and accuracy of Instructions. Particularly, upon any acquisition or disposition or other dealing in the Fund's Investments and upon any delivery and transfer of any Investment or moneys, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

           4.3.1 The transaction date and the date and location of settlement;

           4.3.2  The specification of the type of transaction;

           4.3.3 A description of the Investments or moneys in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information. Where an Instruction is communicated by electronic means, or otherwise where an Instruction contains an identifying number such as a CUSIP, SEDOL or ISIN number, the Custodian shall be entitled to rely on such number as controlling notwithstanding any inconsistency contained in such Instruction, particularly with respect to Investment description;

           4.3.4 The name of the broker or similar entity concerned with execution of the transaction.

If the Custodian shall determine that an Instruction is either unclear or incomplete, the Custodian may give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such Instruction. In such event, the Custodian shall have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction.

      4.4 Timeliness of Instructions. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of Instruction, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such instruction due to time zone differences or other factors beyond its reasonable control, the execution of any Instruction received by the Custodian after such deadline or at such time (including any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

 5. Safekeeping of Fund Assets. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this Section. The Custodian shall not be responsible for (a) the safekeeping of Investments not delivered or that are not caused to be issued to it or its Subcustodians; or, (b) pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all Investments delivered to and accepted by the Custodian, any Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate action. The Custodian shall hold Investments for the account of the Fund and shall segregate Investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the Subcustodian in an account held for the Fund or in an account maintained by the Subcustodian generally for non-proprietary assets of the Custodian.
      5.1 Use of Securities Depositories. The Custodian may deposit and maintain Investments in any Securities Depository approved on Appendix A, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a Securities Depository shall be held (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such Investments in the Depository. If market practice or the rules and regulations of the Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its client assets in such a separate account, the Custodian, the Subcustodian or other agent shall as appropriate segregate such Investments for benefit of the Fund or for benefit of clients of the Custodian generally on its own books.
      5.2 Certificated Assets. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository; all in accordance with customary market practice in the jurisdiction in which any Investments are held.
      5.3 Registered Assets. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph 5.2 above with or without any identification of fiduciary capacity in such registration.
      5.4 Book Entry Assets. Investments which are represented by book-entry may be so held in an account maintained by the Book-Entry Agent on behalf of the Custodian, a Subcustodian or another agent of the Custodian, or a Securities Depository.
      5.5 Replacement of Lost Investments. In the event of a loss of Investments for which the Custodian is responsible under the terms of this Agreement, the Custodian shall replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss, or, if less, such other amount as shall be agreed by the parties as the date for settlement.

6. Administrative Duties of the Custodian. The Custodian shall perform the following administrative duties with respect to Investments of the Fund.

      6.1 Purchase of Investments. Pursuant to Instruction, Investments purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.
      6.2 Sale of Investments. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by check or by bank wire transfer, (b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.
      6.3 Delivery in Connection with Borrowings of the Fund or other Collateral and Margin Requirements. Pursuant to Instruction, the Custodian may deliver Investments or cash of the Fund in connection with borrowings and other collateral and margin requirements, provided that the Fund shall give no instructions that would result in the Fund, or an affiliate of the Fund known to the custodian, obtaining custody of Fund assets. The Fund shall be responsible for (i) notifying its investment advisor or any party authorized to give instructions on behalf of the Fund that deliveries to an affiliate of the Fund are prohibited, and (ii) notifying any such party as to entities which may be considered affiliates of the Fund.
      6.4 Futures and Options. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin (Tri-Party Agreement), the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (Margin Account), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer Investments into or out of the margin account in accordance with the provisions of the such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6 under the 1940 Act. The Custodian shall in no event be responsible for the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.
      6.5 Contractual Obligations and Similar Investments. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the relevant Investment. If the Fund shall at any time acquire such Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.
      6.6 Exchange of Securities. Unless otherwise directed by Instruction, the Custodian shall: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event, and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.
      6.7 Surrender of Securities. Unless otherwise directed by Instruction, the Custodian may surrender securities: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.
      6.8 Rights, Warrants, Etc. Pursuant to Instruction, the Custodian shall
(a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and (b) deposit securities in response to any invitation for the tender thereof.
      6.9 Mandatory Corporate Actions. Unless otherwise directed by Instruction, the Custodian shall: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action, and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.
      6.10 Income Collection. Unless otherwise directed by Instruction, the Custodian shall collect any amount due and payable to the Fund with respect to Investments and promptly credit the amount collected to a Principal or Agency Account; provided, however, that the Custodian shall not be responsible for: (a) the collection of amounts due and payable with respect to Investments that are in default, or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.
      6.11 Ownership Certificates and Disclosure of the Fund's Interest. The Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments.
      6.12 Proxy Materials. The Custodian shall deliver, or cause to be delivered, to the Fund proxy forms, notices of meeting, and any other notices or announcements materially affecting or relating to Investments received by the Custodian or any nominee.
      6.13. Taxes. The Custodian shall, where applicable, assist the Fund in the reclamation of taxes withheld on dividends and interest payments received by the Fund. In the performance of its duties with respect to tax withholding and reclamation, the Custodian shall be entitled to rely on the advice of counsel and upon information and advice regarding the Fund's tax status that is received from or on behalf of the Fund without duty of separate inquiry.
      6.14 Other Dealings. The Custodian shall otherwise act as directed by Instruction, including without limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.

                The Custodian shall attend to all nondiscretionary details in connection with the sale or purchase or other administration of Investments, except as otherwise directed by an Instruction, and may makepayments to itself or others for minor expenses of administering Investments under this Agreement; provided that the Fund shall have the right to request an accounting with respect to such expenses.

      In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall provide to the Fund all material information pertaining to a corporate action which the Custodian actually receives; provided that the Custodian shall not be responsible for the completeness or accuracy of such information. Information relative to any pending corporate action made available to the Fund via any of the services described in the Electronic and Online Services Schedule shall constitute delivery of such information by the Custodian. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian.
      The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (Agents), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement. 7. Cash Accounts, Deposits and Money Movements. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.
      7.1 Types of Cash Accounts. Cash accounts opened on the books of the Custodian (Principal Accounts) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the Custodian for its customers generally (Agency Accounts). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the Fund. Accordingly, the Custodian shall be responsible for exercising reasonable care in the administration of such accounts but shall not be liable for their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.
      7.2 Payments and Credits with Respect to the Cash Accounts. The Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the Custodian in the event such payment is not actually collected. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.
      7.3 Currency and Related Risks. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country
(a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of Section 9 of this Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund.
   7.4 Foreign Exchange Transactions. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with Section 7.4.2 of this Agreement. The obligations of the Custodian in respect of all foreign exchange transactions (whether or not the Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

                7.4.1 Third Party Foreign Exchange Transactions. The Custodian shall process foreign exchange transactions (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's Investments. Accordingly the Custodian shall only be responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder. The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of United States Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or relating to such foreign exchange transactions in safekeeping. The Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

                7.4.2 Foreign Exchange with the Custodian as Principal. The Custodian may undertake foreign exchange transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by Instruction in the absence of specific agreement, such transaction will be performed in accordance with the usual commercial terms of the Custodian.

      7.5 Delays. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian shall be liable to the Fund: (a) with respect to Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and,
(b) with respect to Agency Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence or willful misconduct.
      7.6 Advances. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), the Fund hereby does:

      7.6.1 acknowledge that the Fund shall have no right or title to any Investments purchased with such Advance save a right to receive such Investments upon: (a) the debit of the Principal or Agency Account; or,
      (b) if such debit would produce an overdraft in such account, other reimbursement of the associated Advance;

      7.6.2 grant to the Custodian a security interest in all Investments; and,

      7.6.3 agree that the Custodian may secure the resulting Advance by perfecting a security interest in all Investments under Applicable Law. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .

Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign the security interest and any other rights granted to the Custodian hereunder to such Subcustodian or other person. If the Fund shall fail to repay when due the principal balance of an Advance and accrued and unpaid interest thereon, the Custodian or its assignee, as the case may be, shall be entitled to utilize the available cash balance in any Agency or Principal Account and to dispose of any Investments to the extent necessary to recover payment of all principal of, and interest on, such Advance in full. The Custodian may assign any rights it has hereunder to a Subcustodian or third party. Any security interest in Investments taken hereunder shall be treated as financial assets credited to securities accounts under Articles 8 and 9 of the Uniform Commercial Code as currently in effect in New York. Accordingly, the Custodian shall have the rights and benefits of a secured creditor that is a securities intermediary under such Articles 8 and 9.
      7.7 Integrated Account. For purposes hereof, deposits maintained in all Principal Accounts (whether or not denominated in United States Dollars) shall collectively constitute a single and indivisible current account with respect to the Fund's obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of the Fund's obligations under this Section 7. The Custodian shall further have a right of offset against the balances in any Agency Account maintained hereunder to the extent that the aggregate of all Principal Accounts is overdrawn. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .
8. Subcustodians and Securities Depositories. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with (a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e) the terms of Instructions.
      8.1 Domestic Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository in the United States, including The Depository Trust Company, provided such Depository meets applicable requirements of the Federal Reserve Bank or of the Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.
           8.2 Foreign Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible securities depository" under Rule 17f-7 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-7") or which by order of the Securities and Exchange Commission is exempted therefrom. Prior to the time that securities are placed with such depository, but subject to the provisions of Section 8.2.4 below, the Custodian shall have prepared an analysis of the custody risks associated with maintaining assets with the Securities Depository and shall have established a system to monitor such risks on a continuing basis in accordance with subsection 8.2.3 of this Section. Additionally, the Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an "eligible foreign custodian" under Rule 17f-5 or which by order of the Securities and Exchange Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund in accordance with Subsections 8.2.1 and 8.2.2 hereof, and use of non-U.S.Securities Depositories shall be subject to the terms of Subsections 8.2.3 and 8.2.4 hereof. An Instruction to open an account in a given country shall comprise authorization of the Custodian to hold assets in such country in accordance with the terms of this Agreement. The Custodian shall not be required to make independent inquiry as to the authorization of the Fund to invest in such country.

                8.2.1. Board Approval of Foreign Subcustodians. Unless and except to the extent that the Board has delegated to, and the Custodian has accepted delegation of, review of certain matters concerning the appointment of Subcustodians pursuant to Subsection 8.2.2, the Custodian shall, prior to the appointment of any Subcustodian for purposes of holding Investments of the Fund outside the United States, obtain written confirmation of the approval of the Board of Trustees or Directors of the Fund with respect to (a) the identity of a Subcustodian, and (b) the Subcustodian agreement which shall govern such appointment, such approval to be signed by an Authorized Person.

                8.2.2. Delegation of Board Review of Subcustodians. From time to time, the Custodian may agree to perform certain reviews of Subcustodians and of Subcustodian Contracts as delegate of the Fund's Board. In such event, the Custodian's duties and obligations with respect to this delegated review will be performed in accordance with the terms of the attached 17f-5 Delegation Schedule to this Agreement.

                8.2.3. Monitoring and Risk Assessment of Securities Depositories. Prior to the placement of any assets of the Fund with a Securities Depository, the Custodian: (a) shall provide to the Fund or its authorized representative an assessment of the custody risks associated with maintaining assets within such Securities Depository; and (b) shall have established a system to monitor the custody risks associated with maintaining assets with such Securities Depository on a continuing basis and to promptly notify the Fund or its Investment Adviser of any material changes in such risk. In performing its duties under this subsection, the Custodian shall use reasonable care and may rely on such reasonable sources of information as may be available including but not limited to: (i) published ratings; (ii) information supplied by a Subcustodian that is a participant in such Securities Depository; (iii) industry surveys or publications; (iv) information supplied by the depository itself, by its auditors (internal or external) or by the relevant Foreign Financial Regulatory Authority. It is acknowledged that information procured through some or all of these sources may not be independently verifiable by the Custodian and that direct access to Securities Depositories is limited under most circumstances. Accordingly, the Custodian shall not be responsible for errors or omissions in its duties hereunder provided that it has performed its monitoring and assessment duties with reasonable care. The risk assessment shall be provided to the Fund or its Investment Advisor by such means as the Custodian shall reasonably establish. Advice of material change in such assessment may be provided by the Custodian in the manner established as customary between the Fund and the Custodian for transmission of material market information.

      8.3 Responsibility for Subcustodians. Except as set forth in the following sentence, the Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that such acts or omissions would be deemed to be negligence, gross negligence or willful misconduct in accordance with the terms of the relevant subcustodian agreement under the laws, circumstances and practices prevailing in the place where the act or omission occurred. In the countries indicated in Appendix A-1 to this Agreement, the liability of the Custodian shall be subject to the additional condition that the Custodian actually recovers such loss or damage from the Subcustodian and shall be limited to the amount of such recovery.
      8.4 New Countries. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent.

9. Responsibility of the Custodian. In performing its duties and obligations hereunder, the Custodian shall use reasonable care under the facts and circumstances prevailing in the market where performance is effected. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. In no event shall the Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer.
      9.1 Limitations of Performance. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:

           9.1.1 Force Majeure. Force Majeure shall mean any circumstance or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its Subcustody Agreement or by any other agent of the Custodian or the Subcustodian, including any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, provided that the Custodian shall take reasonable actions to prevent the occurrence of failures or malfunctions within its reasonable control, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk, (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or (i) any other cause similarly beyond the reasonable control of the Custodian.

           9.1.2 Country Risk. Country Risk shall mean, with respect to the acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and market factors affecting the acquisition, payment for or ownership of Investments including (a) the prevalence of crime and corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets.

           9.1.3 Sovereign Risk. Sovereign Risk shall mean, in respect of any jurisdiction, including the United States of America, where Investments is acquired or held hereunder or under a Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation, expropriation or nationalization of any Investments by any Governmental Authority, whether de facto or de jure, (iv) any devaluation or revaluation of the currency,
      (d) the imposition of taxes, levies or other charges affecting Investments, (vi) any change in the Applicable Law, or (e) any other economic or political risk incurred or experienced.

      9.2. Limitations on Liability. The Custodian shall not be liable for any loss, claim, damage or other liability arising from the following causes:

           9.2.1 Failure of Third Parties. The failure of any third party including: (a) any issuer of Investments or book-entry or other agent of any issuer; (b) any counterparty with respect to any Investment, including any issuer of exchange-traded or other futures, option, derivative or commodities contract; (c) failure of an Investment Advisor, Foreign Custody Manager or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian.

           9.2.2 Information Sources. The Custodian may rely upon information received from issuers of Investments or agents of such issuers, information received from Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

           9.2.3Reliance on Instruction. Action by the Custodian or the Subcustodian in accordance with an Instruction, even when such action conflicts with, or is contrary to any provision of, the Fund's declaration of trust, certificate of incorporation or by-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund.

           9.2.4 Restricted Securities. The limitations inherent in the rights, transferability or similar investment characteristics of a given Investment of the Fund.


10. Indemnification. The Fund hereby indemnifies the Custodian and each Subcustodian, and their respective agents, nominees and their partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund. Not more than thirty days following the date of such notice, unless the Custodian shall be liable under Section 8 hereof in respect of such claim, the Fund will pay the amount of such claim or reimburse the Custodian for any payment made by the Custodian in respect thereof. The custodian shall consult with the Fund prior to making payments under this section.

11. Reports and Records. The Custodian shall:

                11.1 create and maintain records relating to the performance of its obligations under this Agreement;

                11.2 make available to the Fund, its auditors, agents and employees, during regular business hours of the Custodian, upon reasonable request and during normal business hours of the Custodian, all records maintained by the Custodian pursuant to paragraph (a) above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

                11.3 make available to the Fund all electronic reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein.

      The Fund shall examine all records, howsoever produced or transmitted, promptly upon receipt thereof and notify the Custodian promptly of any discrepancy or error therein. Unless the Fund delivers written notice of any such discrepancy or error within a reasonable time after its receipt thereof, such records shall be deemed to be true and accurate. It is understood that the Custodian now obtains and will in the future obtain information on the value of assets from outside sources which may be utilized in certain reports made available to the Fund. The Custodian deems such sources to be reliable but it is acknowledged and agreed that the Custodian does not verify nor represent nor warrant as to the accuracy or completeness of such information and accordingly shall be without liability in selecting and using such sources and furnishing such information.

12.   Miscellaneous.
           12.1 Proxies, etc. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be necessary or desirable for the Custodian to provide, or to cause any Subcustodian to provide, custody services.
           12.2 Entire Agreement. Except as specifically provided herein, this Agreement constitutes the entire agreement between the Fund and the Custodian with respect to the subject matter hereof. Accordingly, this Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments.
           12.3 Waiver and Amendment. No provision of this Agreement may be waived, amended or modified, and no addendum to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, shall be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.
           12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE LAWS OF CONFLICT OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.
           12.5 Notices. Notices and other writings contemplated by this Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested,
(c) by a nationally recognized overnight courier or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:
           If to the Fund:
           John Pasco III
           Commonwealth Shareholder Services, Inc.
           1500 Forest Avenue, Suite 223
           Richmond, VA  23226


           Telephone:1-800-527-9500
           Facsimile:            1-804-285-8251
           If to the Custodian:

           Brown Brothers Harriman & Co.
           40 Water Street
           Boston, Massachusetts 02109
                Attn:  Manager, Securities Department
           Telephone:(617) 772-1818
           Facsimile:     (617) 772-2263,
      or such other address as the Fund or the Custodian may from time to time designate in writing to the other.
           12.6 Headings. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.
           12.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian.
           12.8 Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

13. Definitions. The following defined terms will have the respective meanings set forth below.

      13.1 Advance shall mean any extension of credit by or through the Custodian or by or through any Subcustodian and shall include amounts paid to third parties for account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

      13.2 Agency Account shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section 7.1.

      13.3 Agent shall have the meaning set forth in the last system of Section
6.

      13.4 Applicable Law shall mean with respect to each jurisdiction, all (a) laws, statutes, treaties, regulations, guidelines (or their equivalents); (b) orders, interpretations licenses and permits; and (c) judgments, decrees, injunctions writs, orders and similar actions by a court of competent jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

      13.5 Authorized Person shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1.

      13.6 Book-entry Agent shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

      13.7 Clearing Corporation shall mean any entity or system established for purposes of providing securities settlement and movement and associated functions for a given market.

      13.8 Delegation Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of Subcustodians delegated to the Custodian pursuant to Rule 17f-5.

      13.9 Foreign Financial Regulatory Authority shall have the meaning given by Section 2(a)(50) of the 1940 Act.

      13.10Foreign Custody Manager shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 of the 1940 Act.

      13.11 Funds Transfer Services Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from Principal Accounts of the Fund.

      13.12Instruction(s) shall have the meaning assigned in Section 4.

      13.13 Investment Advisor shall mean any person or entity who is an Authorized Person to give Instructions with respect to the investment and reinvestment of the Fund's Investments.

      13.14Investments shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

      13.15Margin Account shall have the meaning set forth in Section 6.4 hereof.

      13.16Principal Account shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7.

      13.17 Safekeeping Account shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

      13.18 Securities Depository shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market that, if a foreign Securities Depository, meets the definitional requirements of Rule 17f-7 under the 1940 Act.

      13.19 Subcustodian shall mean each foreign bank appointed by the Custodian pursuant to Section 8, but shall not include Securities Depositories.

      13.20Tri-Party Agreement shall have the meaning set forth in Section 6.4 hereof.

      13.211940 Act shall mean the Investment Company Act of 1940, as amended.

14. Compensation. The Fund agrees to pay to the Custodian (a) a fee in an amount set forth in the fee letter between the Fund and the Custodian in effect on the date hereof or as amended from time to time, and (b) all authorized, customary or reasonable out-of-pocket expenses incurred by the Custodian, including the fees and expenses of all Subcustodians, and payable from time to time. Amounts payable by the Fund under and pursuant to this Section 14 shall be payable by wire transfer to the Custodian at BBH&Co. in New York, New York.


15. Termination. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

           15.1 Notice and Effect. This Agreement may be terminated by either party by written notice effective no sooner than seventy-five days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.

           15.2 Successor Custodian. In the event of the appointment of a successor custodian, it is agreed that the Investments of the Fund held by the Custodian or any Subcustodian shall be delivered to the successor custodian in accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.

           15.3 Delayed Succession. If no Instruction has been given as of the effective date of termination, Custodian may at any time on or after such termination date and upon ten days written notice to the Fund either (a) deliver the Investments of the Fund held hereunder to the Fund at the address designated for receipt of notices hereunder; or (b) deliver any investments held hereunder to a bank or trust company having a capitalization of $2 million United States Dollars equivalent and operating under the Applicable law of the jurisdiction where such Investments are located, such delivery to be at the risk of the Fund. In the event that Investments or moneys of the Fund remain in the custody of the Custodian or its Subcustodians after the date of termination owing to the failure of the Fund to issue Instructions with respect to their disposition or owing to the fact that such disposition could not be accomplished in accordance with such Instructions despite diligent efforts of the Custodian, the Custodian shall be entitled to compensation for its services with respect to such Investments and moneys during such period as the Custodian or its Subcustodians retain possession of such items and the provisions of this Agreement shall remain in full force and effect until disposition in accordance with this Section is accomplished.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

      THE WORLD  FUNDS, INC.
      By:_______________________________

      By: BROWN BROTHERS  HARRIMAN & CO.

      By: ________________________________

                            17f-5 DELEGATION SCHEDULE



        By its execution of this Delegation Schedule, THE WORLD FUNDS, INC., an open-end management investment company incorporated in Maryland and registered with the Commission under the 1940 Act (the Fund), on behalf of each of the series listed on the attached Appendix C as the same may from time to time be updated (each a Series) acting through its Board of Directors/Trustees or its duly appointed representative (the "Fund"), hereby appoints BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the "Delegate") as its delegate to perform certain functions with respect to the custody of Fund's Assets outside the United States.

1. Maintenance of Fund's Assets Abroad. The Fund, acting through its Board or its duly authorized representative, hereby instructs Delegate pursuant to the terms of the Custodian Agreement to place and maintain the Fund's Assets in countries outside the United States in accordance with Instructions received from the Fund's investment advisor. Such instruction shall represent a Proper Instruction under the terms of the Custodian Agreement. The Fund acknowledges that - (a) the Delegate shall perform services hereunder only with respect to the countries where it provides custodial services to the Fund under the Custodian Agreement; (b) depending on conditions in the particular country, advance notice may be required before the Delegate shall be able to perform its duties hereunder in or with respect to such country (such advance notice to be reasonable in light of the specific facts and circumstances attendant to performance of duties in such country); and (c) nothing in this Delegation Schedule shall require the Delegate to provide delegated or custodial services in any country, and there may from time to time be countries as to which the Delegate determines it will not provide delegation services.

2. Delegation. Pursuant to the provisions of Rule 17f-5 under the 1940 Act as amended, the Board hereby delegates to the Delegate, and the Delegate hereby accepts such delegation and agrees to perform, only those duties set forth in this Delegation Schedule concerning the safekeeping of the Fund's Assets in each of the countries as to which it acts as the Board's delegate. The Delegate is hereby authorized to take such actions on behalf of or in the name of the Fund as are reasonably required to discharge its duties under this Delegation Schedule, including, without limitation, to cause the Fund's Assets to be placed with a particular Eligible Foreign Custodian in accordance herewith. The Fund confirms to the Delegate that the Fund or its investment adviser has considered the Sovereign Risk and prevailing country risk as part of its continuing investment decision process, including such factors as may be reasonably related to the systemic risk of maintaining the Fund's Assets in a particular country, including, but not limited to, financial infrastructure, prevailing custody and settlement systems and practices (including the use of any Securities Depository in the context of information provided by the Custodian in the performance of its duties as required under Rule 17f-7 and the terms of the Custodian Agreement governing such duties), and the laws relating to the safekeeping and recovery of the Fund's Assets held in custody pursuant to the terms of the Custodian Agreement.

3. Selection of Eligible Foreign Custodian and Contract Administration. The Delegate shall perform the following duties with respect to the selection of Eligible Foreign Custodians and administration of certain contracts governing the Fund's foreign custodial arrangements:

        (a) Selection of Eligible Foreign Custodian. The Delegate shall place and maintain the Fund's Assets with an Eligible Foreign Custodian; provided that the Delegate shall have determined that the Fund's Assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market after considering all factors relevant to the safekeeping of such assets including without limitation:

        (i) The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the controls and procedures for dealing with any Securities Depository, the method of keeping custodial records, and the security and data protection practices;
        (ii) Whether the Eligible Foreign Custodian has the requisite financial strength to provide reasonable care for the Fund's Assets;
        (iii)The Eligible Foreign Custodian's general reputation and standing; and
        (iv) Whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of such Eligible Foreign Custodian in the United States or such Eligible Foreign Custodian's appointment of an agent for service of process in the United States or consent to jurisdiction in the United States.

The Delegate shall be required to make the foregoing determination to the best of its knowledge and belief based only on information reasonably available to it.

        (b) Contract Administration. The Delegate shall cause that the foreign custody arrangements with an Eligible Foreign Custodian shall be governed by a written contract that the Delegate has determined will provide reasonable care for Fund assets based on the standards applicable to custodians in the relevant market. Each such contract shall, except as set forth in the last paragraph of this subsection (b), include provisions that provide:

        (i) For indemnification or insurance arrangements (or any combination of the foregoing) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such contract;
        (ii) That the Fund's Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Custodian arising under bankruptcy, insolvency or similar laws;
        (iii)That beneficial ownership of the Fund's Assets will be freely transferable without the payment of money or value other than for safe custody or administration;
        (iv) That adequate records will be maintained identifying the Fund's Assets as belonging to the Fund or as being held by a third party for the benefit of the Fund;
        (v) That the Fund's independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of such records; and
        (vi) That the Delegate will receive sufficient and timely periodic reports with respect to the safekeeping of the Fund's Assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing the Fund's Assets.

      Such contract may contain, in lieu of any or all of the provisions specified in this Section 3 (b), such other provisions that the Delegate determines will provide, in their entirety, the same or a greater level of care and protection for the Fund's Assets as the specified provisions, in their entirety.

      (c) Limitation to Delegated Selection. Notwithstanding anything in this Delegation Schedule to the contrary, the duties under this Section 3 shall apply only to Eligible Foreign Custodians selected by the Delegate and shall not apply to Securities Depositories or to any Eligible Foreign Custodian that the Delegate is directed to use pursuant to Section 7.


4. Monitoring. The Delegate shall establish a system to monitor at reasonable intervals (but at least annually) the appropriateness of maintaining the Fund's Assets with each Eligible Foreign Custodian that has been selected by the Delegate pursuant to Section 3 of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of placement of the Fund's Assets in accordance with the criteria established under Section 3(a) of this Delegation Schedule. The Delegate shall monitor the continuing appropriateness of the contract governing the Fund's arrangements in accordance with the criteria established under Section 3(b) of this Delegation Schedule.

5. Reporting.At least annually and more frequently as mutually agreed between the parties, the Delegate shall provide to the Board written reports specifying placement of the Fund's Assets with each Eligible Foreign Custodian selected by the Delegate pursuant to Section 3 of this Delegation Schedule and shall promptly report as to any material changes to such foreign custody arrangements. Delegate will prepare such a report with respect to any Eligible Foreign Custodian that the Delegate has been instructed to use pursuant to Section 7 only to the extent specifically agreed with respect to the particular situation.

6. Withdrawal of Fund's Assets. If the Delegate determines that an arrangement with a specific Eligible Foreign Custodian selected by the Delegate under
Section 3 of this Delegation Schedule no longer meets the requirements of said Section, Delegate shall withdraw the Fund's Assets from the non-complying arrangement as soon as reasonably practicable; provided, however, that if in the reasonable judgment of the Delegate, such withdrawal would require liquidation of any of the Fund's Assets or would materially impair the liquidity, value or other investment characteristics of the Fund's Assets, it shall be the duty of the Delegate to provide information regarding the particular circumstances and to act only in accordance with Proper Instructions of the Fund or its Investment Advisor with respect to such liquidation or other withdrawal.

7. Direction as to Eligible Foreign Custodian. Notwithstanding this Delegation Schedule, the Fund, acting through its Board, its Investment Adviser or its other authorized representative, may direct the Delegate to place and maintain the Fund's Assets with a particular Eligible Foreign Custodian, including without limitation with respect to investment in countries as to which the Custodian will not provide delegation services. In such event, the Delegate shall be entitled to rely on any such instruction as a Proper Instruction under the terms of the Custodian Agreement and shall have no duties under this Delegation Schedule with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular instance.

8. Standard of Care. In carrying out its duties under this Delegation Schedule, the Delegate agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for safekeeping the Fund's Assets would exercise.

9. Representations. The Delegate hereby represents and warrants that it is a U.S. Bank and that this Delegation Schedule has been duly authorized, executed and delivered by the Delegate and is a legal, valid and binding agreement of the Delegate.

        The Fund hereby represents and warrants that its Board of Directors has determined that it is reasonable to rely on the Delegate to perform the delegated responsibilities provided for herein and that this Delegation Schedule has been duly authorized, executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund.

10. Effectiveness; termination. This Delegation Schedule shall be effective as of the date on which this Delegation Schedule shall have been accepted by the Delegate, as indicated by the date set forth below the Delegate's signature. This Delegation Schedule may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Such termination shall be effective on the 30th day following the date on which the non-terminating party shall receive the foregoing notice. The foregoing to the contrary notwithstanding, this Delegation Schedule shall be deemed to have been terminated concurrently with the termination of the Custodian Agreement.

11. Notices. Notices and other communications under this Delegation Schedule are to be made in accordance with the arrangements designated for such purpose under the Custodian Agreement unless otherwise indicated in a writing referencing this Delegation Schedule and executed by both parties.

12. Definitions. Capitalized terms in this Delegation Schedule have the following meanings:

        a. Eligible Foreign Custodian - shall have the meaning set forth in Rule 17f-5(a)(1) and shall also include a U.S. Bank.

        b. Fund's Assets - shall mean any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

        c. Proper Instructions - shall have the meaning set forth in the Custodian Agreement.

        d. Securities Depository - shall have the meaning set forth in Rule
        17f-7.

        e. Sovereign Risk - shall have the meaning set forth in Section [6.3] of the Custodian Agreement.

        f . U.S. Bank - shall mean a bank which qualifies to serve as a custodian of assets of investment companies under Section 17(f) of the Act.


13. Governing Law and Jurisdiction. This Delegation Schedule shall be construed in accordance with the laws of the State of New York. The parties hereby submit to the exclusive jurisdiction of the Federal courts sitting in the State of New York or the Commonwealth of Massachusetts or of the state courts of either such State or such Commonwealth.

14. Fees.Delegate shall perform its functions under this Delegation Schedule for the compensation determined under the Custodian Agreement.

15. Integration. This Delegation Schedule sets forth all of the Delegate's duties with respect to the selection and monitoring of Eligible Foreign Custodians, the administration of contracts with Eligible Foreign Custodians, the withdrawal of assets from Eligible Foreign Custodians and the issuance of reports in connection with such duties. The terms of the Custodian Agreement shall apply generally as to matters not expressly covered in this Delegation Schedule, including dealings with the Eligible Foreign Custodians in the course of discharge of the Delegate's obligations under the Custodian Agreement.















IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.


      THE WORLD FUNDS, INC.
      on behalf of each of the series listed
      on the attached Appendix C
      By:_______________________________

      By: BROWN BROTHERS  HARRIMAN & CO.

      By: ________________________________

      FUNDS TRANSFER SERVICES SCHEDULE TO CUSTODIAN AGREEMENT


1. Execution of Payment Orders. Brown Brothers Harriman & Co. (the Custodian) is hereby instructed by THE WORLD FUNDS, INC. (the Fund) on behalf of each of the series listed on the attached Appendix C to execute each payment order, whether denominated in United States dollars or other applicable currencies, received by the Custodian in the Fund's name as sender and authorized and confirmed by an Authorized Person as defined in a Custodian Agreement dated as of _________________________by and between the Custodian and the Fund, as amended or restated from time thereafter (the Agreement), provided that the Fund has sufficient available funds on deposit in a Principal Account as defined in the Agreement and provided that the order (i) is received by the Custodian in the manner specified in this Funds Transfer Services Schedule or any amendment hereafter; (ii) complies with any written instructions and restrictions of the Fund as set forth in this Funds Transfer Services Schedule or any amendment hereafter; (iii) is authorized by the Fund or is verified by the Custodian in compliance with a security procedure set forth in Paragraph 2 below for verifying the authenticity of a funds transfer communication sent to the Custodian in the name of the Fund or for the detection of errors set forth in any such communication; and (iv) contains sufficient data to enable the Custodian to process such transfer.


2. Security Procedure. The Fund hereby elects to use the procedure selected below as its security procedure (the Security Procedure). The Security Procedure will be used by the Custodian to verify the authenticity of a payment order or a communication amending or canceling a payment order. The Custodian will act on instructions received provided the instruction is authenticated by the Security Procedure. The Fund agrees and acknowledges in connection with (i) the size, type and frequency of payment orders normally issued or expected to be issued by the Fund to the Custodian, (ii) all of the security procedures offered to the Fund by the Custodian, and (iii) the usual security procedures used by customers and receiving banks similarly situated, that authentication through the Security Procedure shall be deemed commercially reasonable for the authentication of all payment orders submitted to the Custodian. The Fund hereby elects (please choose one) the following Security Procedure as described below:

   [ ] BIDS and BIDS Worldview Payment Products. BIDS and BIDS Worldview Payment Products, are on-line payment order authorization facilities with built-in authentication procedures. The Custodian and the Fund shall each be responsible for maintaining the confidentiality of passwords or other codes to be used by them in connection with BIDS. The Custodian will act on instructions received through BIDS without duty of further confirmation unless the Fund notifies the Custodian that its password is not secure.

   [ ] SWIFT. The Custodian and the Fund shall comply with SWIFT's authentication procedures. The Custodian will act on instructions received via SWIFT provided the instruction is authenticated by the SWIFT system.

   [ ] Tested Telex. The Custodian will accept payment orders sent by tested telex, provided the test key matches the algorithmic key the Custodian and Fund have agreed to use.

   [ ] Computer Transmission. The Custodian is able to accept transmissions sent from the Fund's computer facilities to the Custodian's computer facilities provided such transmissions are encrypted and digitally certified or are otherwise authenticated in a reasonable manner based on available technology. Such procedures shall be established in an operating protocol between the Custodian and the Fund.

   [ ] Telefax Instructions. A payment order transmitted to the Custodian by telefax transmission shall transmitted by the Fund to a telephone number specified from time to time by the Custodian for such purposes. If it detects no discrepancies, the Custodian will then either:

1. If the telefax requests a repetitive payment order, the Custodian may call the Fund at its last known telephone number, request to speak to the Fund or Authorized Person, and confirm the authorization and the details of the payment order (a "Callback"); or

2. If the telefax requests a non-repetitive order, the Custodian will perform a Callback.


      All faxes must be accompanied by a fax cover sheet which indicates the sender's name, Fund name, telephone number, fax number, number of pages, and number of transactions or instructions attached.

[ ] Telephonic. A telephonic payment order shall be called into the Custodian at the telephone number designated from time to time by the Custodian for that purpose. The caller shall identify herself/himself as an Authorized Person. The Custodian shall obtain the payment order data from the caller. The Custodian shall then:

             1. If a telephonic repetitive payment order, the Custodian may perform a Callback; or

             2. If a telephonic non-repetitive payment order, the Custodian will perform a Callback.

In the event the Fund chooses a procedure which is not a Security Procedure as described above, the Fund agrees to be bound by any payment order (whether or not authorized) issued in its name and accepted by the Custodian in compliance with the procedure selected by the Fund.


3. Rejection of Payment Orders. The Custodian shall give the Fund timely notice of the Custodian's rejection of a payment order. Such notice may be given in writing or orally by telephone, each of which is hereby deemed commercially reasonable. In the event the Custodian fails to execute a properly executable payment order and fails to give the Fund notice of the Custodian's non-execution, the Custodian shall be liable only for the Fund's actual damages and only to the extent that such damages are recoverable under UCC 4A (as defined in Paragraph 7 below). Notwithstanding anything in this Funds Transfer Services Schedule and the Agreement to the contrary, the Custodian shall in no event be liable for any consequential or special damages under this Funds Transfer Services Schedule, whether or not such damages relate to services covered by UCC 4A, even if the Custodian has been advised of the possibility of such damages. Whenever compensation in the form of interest is payable by the Custodian to the Fund pursuant to this Funds Transfer Services Schedule, such compensation will be payable at the rate specified in UCC 4A.

4. Cancellation of Payment Orders. The Fund may cancel a payment order but the Custodian shall have no liability for the Custodian's failure to act on a cancellation instruction unless the Custodian has received such cancellation instruction at a time and in a manner affording the Custodian reasonable opportunity to act prior to the Custodian's execution of the order. Any cancellation shall be sent and confirmed in the manner set forth in Paragraph 2 above.

5. Responsibility for the Detection of Errors and Unauthorized Payment Orders. Except as may be provided, the Custodian is not responsible for detecting any Fund error contained in any payment order sent by the Fund to the Custodian. In the event that the Fund's payment order to the Custodian either (i) identifies the beneficiary by both a name and an identifying or bank account number and the name and number identify different persons or entities, or (ii) identifies any bank by both a name and an identifying number and the number identifies a person or entity different from the bank identified by name, execution of the payment order, payment to the beneficiary, cancellation of the payment order or actions taken by any bank in respect of such payment order may be made solely on the basis of the number. The Custodian shall not be liable for interest on the amount of any payment order that was not authorized or was erroneously executed unless the Fund so notifies the Custodian within thirty (30) business days following the Fund's receipt of notice that such payment order had been processed. If a payment order in the name of the Fund and accepted by the Custodian was not authorized by the Fund, the liability of the parties will be governed by the applicable provisions of UCC 4A.

6. Laws and Regulations. The rights and obligations of the Custodian and the Fund with respect to any payment order executed pursuant to this Funds Transfer Services Schedule will be governed by any applicable laws, regulations, circulars and funds transfer system rules, the laws and regulations of the United States of America and of other relevant countries including exchange control regulations and limitations on dealings or other sanctions, and including without limitation those sanctions imposed under the law of the United States of America by the Office of Foreign Assets Control. Any taxes, fines, costs, charges or fees imposed by relevant authorities on such transactions shall be for the account of the Fund.

7. Miscellaneous. All accounts opened by the Fund or its authorized agents at the Custodian subsequent to the date hereof shall be governed by this Funds Transfer Schedule. All terms used in this Funds Transfer Services Schedule shall have the meaning set forth in Article 4A of the Uniform Commercial Code as currently in effect in the State of New York (UCC 4A) unless otherwise set forth herein. The terms and conditions of this Funds Transfer Services Schedule are in addition to, and do not modify or otherwise affect, the terms and conditions of the Agreement and any other agreement or arrangement between the parties hereto.


8. Indemnification. The Custodian does not recommend the sending of instructions by telefax or telephonic means as provided in Paragraph 2. BY ELECTING TO SEND INSTRUCTIONS BY TELEFAX OR TELEPHONIC MEANS, THE FUND AGREES TO INDEMNIFY THE CUSTODIAN AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL LOSSES THEREFROM.
           ---------------------------------------------

           OPTIONAL: The Custodian will perform a Callback if instructions are sent by telefax or telephonic means as provided in Paragraph 2. THE FUND MAY, AT ITS OWN RISK AND BY HEREBY AGREEING TO INDEMNIFY THE CUSTODIAN AND ITS PARTNERS, OFFICERS AND EMPLOYEES FOR ALL LOSSES THEREFROM, ELECT TO WAIVE A CALLBACK BY THE CUSTODIAN BY INITIALLING
      HERE:____
           ---------------------------------------------

Accepted and agreed:

BROWN BROTHERS HARRIMAN & CO.       THE WORLD FUNDS, INC.
                               on  behalf  of  each  of  the  series
           listed
                                on the attached Appendix C




By: __________________________________         By:
--------------------------------
Name:                               Name:
Title:                                    Title:
Date:                               Date:

                                                EXHIBIT 23(h)(1)(m)

                                    FORM OF:

                 ADMINISTRATIVE SERVICES AGREEMENT


      Administrative Services Agreement dated _______________, 2005 (the "Agreement") by and between The World Funds, Inc. (the "Company") a corporation operating as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), duly organized and existing under the laws of the State of Maryland, on behalf of the Epoch Global Equity Shareholder Yield Fund series (the "Fund") and Commonwealth Shareholder Services, Inc. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                                WITNESSETH THAT:

      WHEREAS, the Company desires to appoint CSS as its Administrative Services Agent on behalf of the Fund to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Fund, Epoch Investment Partners, Inc. (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Fund pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Company and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and written or oral instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Company or its agents (such as custodians, transfer agents, etc.), CSS shall incur no liability and the Company shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Company to furnish CSS with the Fund's net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Company and CSS.

      Section 3. The Company shall confirm to the Fund's transfer agent all purchases and redemptions of shares of the Fund effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's transfer agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-l under the 1940 Act, and as otherwise directed by the Board of Directors of the Company ("Board of Directors" or "Directors").

  CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's transfer agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Company may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Company, and shall be made available to the Company, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Company or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Company of any necessary information, CSS shall assist the Company in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Company and CSS shall agree upon from time to time.

      Section 6. CSS and the Company may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Company or directed by the Company, does not conflict with or violate any requirements of the Company's Articles of Incorporation, By-laws, Fund prospectus, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Company (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Company's procedures.

      Section 7. CSS may rely upon the advice of the Company and upon statements of the Company's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized oral instructions, any written instructions and certified copy of any resolution of the Board of Directors or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Company until receipt of notification thereof by the Company.

      The Company shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Company, or the failure of the Company to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Company shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Company reasonable opportunity to defend against such claim in the name of the Company or CSS or both.

      Section 9. The Company agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Company and CSS are open. CSS will be open for business on days when the Company is open for business and/or as otherwise set forth in the Fund's prospectus(es) and Statement(s) of Additional Information.

      Section 11. Either the Company or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than sixty (60) days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that oral instructions may be given if authorized by the Board of Directors and preceded by a certificate from the Company's Secretary so attesting.

      Notices to the Company shall be directed to:
           8730 Stony Point Parkway, Suite 205
           Richmond, Virginia 23235
           Attention:  Mr. John Pasco, III

      Notices to CSS shall be directed to:
           8730 Stony Point Parkway, Suite 205
           Richmond, Virginia 23235
           Attention:  Mr. John Pasco, III

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Company without the written consent of CSS, or by CSS without the written consent of the Company, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms oral instructions and written instructions shall mean:

      Oral Instructions: The term oral instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors, to give oral instructions on behalf of the Company.

      Written Instructions: The term written instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors to give Written Instructions on behalf of the Company.

      The Company shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of written instructions or the transmittal of oral instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                              THE WORLD FUNDS, INC.


                              By: _________________
                              Name:John Pasco, III
                     Title:    Chairman of the Board



                     COMMONWEALTH SHAREHOLDER SERVICES, INC.


                              By: ________________

                              Name: John Pasco, III
                     Title:    Chief Executive Officer

                                   Schedule A
      Pursuant to Section 9 of the Administrative Services Agreement, dated ________________, 2005, by and between The World Funds, Inc. (the "Company") on behalf of the Epoch Global Equity Shareholder Yield Fund series (the "Fund") and Commonwealth Shareholder Services, Inc. ("CSS"), the Company shall pay CSS a fee calculated and paid monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the annual rate of 0.10% on the average daily net assets of the Fund.

D. In addition to the foregoing, the Company shall reimburse CSS from the assets of the Fund all expenses incurred by the Fund individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                   Schedule B


Pursuant to Section 1 of the Administrative Services Agreement, dated ________, 2005 by and between The World Funds, Inc. (the "Company") on behalf of the Epoch Global Equity Shareholder Yield Fund series (the "Fund") and Commonwealth Shareholder Services, Inc. ("CSS"), the following outlines CSS's duties and responsibilities to be covered under the Agreement:


1. Subject to the direction and control of the Board of Directors, CSS shall manage all aspects of the Fund's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Company, all in such manner and to such extent as may be authorized by the Board of Directors.

2. Oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund, including:

(a)   The  preparation  and  maintenance  by the Fund's  custodian, transfer agent, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as my be required by applicable United States law, of all documents and records relating to the operation of the Fund required to be prepared or maintained by the Company or its agents pursuant to applicable law.

(b) The reconciliation of account information and balances among the Fund's custodian, transfer agent, dividend disbursing agent and fund accountant.

(c)        The transmission of purchase and redemption orders for shares.

(d) The performance of fund accounting, including the accounting services agent's calculation of the net asset value ("NAV") of the Fund's shares.

3. Assist the Fund's investment adviser in monitoring fund holdings for compliance with prospectus investment restriction and assist in preparation of periodic compliance reports, as applicable.

4. Prepare and coordinate the printing of semi-annual and annual financial statements.

5. Prepare selected management reports for performance and compliance analyses agreed upon by the Company and Administrator from time to time.

6. Advise the Company and the Board of Directors on matters concerning the Fund and its affairs.

7.    With  the  assistance  of the  counsel  to the  Company,  the investment adviser, officers of the Company and other relevant parties, prepare and disseminate materials for meetings of the Board of Directors on behalf of the Fund, including agendas and selected financial information as agreed upon by the Company and CSS from time to time; attend and participate in Board meetings to the extent requested by the Board of Directors; and prepare minutes of the meetings of the Board of Directors for review by Company's legal counsel.

8. Provide assistance to the Fund's independent public accountants in order to determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income and excise tax requirements.

9. Assist the Fund's independent public accountants with the preparation of the Fund's federal, state and local tax returns to be review by the Fund's independent public accounts.

10. Prepare and maintain the Fund's operating expense budget to determine proper expense accruals to be charged to the Fund in order to calculate it's daily NAV.

11. In consultation with counsel for the Company, assist in and oversee the preparation, filing, printing and where applicable, dissemination to shareholders of the following:

(a)        Amendments to the Fund's Registration Statement on Form N-1A.

(b) Periodic reports to the Fund's shareholders and the U. S. Securities and Exchange Commission (the "SEC"), including but not limited to annual reports and semi-annual reports.

(c)        Notices pursuant to Rule 24f-2.

(d)        Proxy materials.

(e)        Reports to the SEC on Form N-SAR.

12.        Coordinate the Fund's annual or SEC audit by:

(a) Assisting the Fund's independent auditors, or, upon approval of the Fund, any regulatory body in any requested review of the Fund's accounts and records.

(b) Providing appropriate financial schedules (as requested by the Fund's independent public accounts or SEC examiners); and,

(c)        Providing office facilities as may be required.

13.   After consultation with counsel for the Company and the
           investment adviser, assist the investment adviser to determine the jurisdictions in which shares of the Fund shall be registered or qualified for sale; register, or prepare applicable filings with respect to, the shares with the various state and other securities commissions, provided that all fees for the registration of shares or for qualifying or continuing the qualification of the Fund shall be paid by the Fund.

14. Monitor sales of shares, ensure that the shares are properly and duly registered with the SEC.

15. Oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Fund and other appropriate purposes.

16. Prepare, or cause to be prepared, expense and financial reports, including Fund budgets, expense reports, pro-forma financial statements, expense and profit/loss projections and fee waiver/expense reimbursement projections on a periodic basis.

17. Authorize the payment of Fund expenses and pay, from Fund assets, all bills of the Fund.

18. Provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies.

19.   Assist the Fund in the selection of other service providers, such as independent accountants, law firms and proxy solicitors; and perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board of Directors; provided that CSS need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

20. CSS shall provide such other services and assistance relating to the affairs of the Fund as the Company may, from time to time, reasonably request pursuant to mutually acceptable compensation agreements.

21.   Except with respect to CSS's duties as set forth in this
           Section, and except as otherwise specifically provided herein, the Company assumes all responsibility for ensuring that the Fund complies with all applicable requirement of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Fund. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

22. In order for CSS to perform the services required by this Section, the Company (i) shall cause all service providers to the Fund to furnish any and all information to CSS and assist CSS as may be required and (ii) shall ensure that CSS has access to all records and documents maintained by the Fund or any service provider to the Fund.

                                                EXHIBIT 23(h)(2)(c)

                                    FORM OF:

                               FUND SERVICES, INC.
              TRANSFER AGENCY AND SERVICES AGREEMENT


      AGREEMENT made as of ____________________by and between WORLD FUNDS, INC. (the "Fund"), a corporation operating as an open-end investment company under the Investment Company Act of 1940, duly organized and existing under the laws of the State of Maryland, and FUND SERVICES, INC. ("FSI"), a corporation organized under the laws of the State of Virginia, provides as follows:

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and may issue its shares of common stock with a par value of One Cent ($0.01) per share (the "Shares"), in separate series and classes; and

      WHEREAS, the Fund intends to offer shares in various series (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 12, being herein referred to as a "Fund," and collectively as the "Funds") and the Fund may in the future offer shares of various classes of each Fund (each such class together with all other classes subsequently established by the Fund in a Fund being herein referred to as a "Class," and collectively as the "Classes");

      WHEREAS, the Fund desires that FSI perform as the transfer agent and dividend disbursing agent for each Fund and FSI is willing to provide these services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Fund and FSI hereby agree as follows:

      SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Fund, on behalf of the Funds, hereby appoints FSI to act as, and FSI agrees to act as, (i) transfer agent for the authorized and issued shares of beneficial interest of the Fund representing interests in each of the respective Funds and Classes thereof ("Shares"), (ii) dividend disbursing agent and (iii) agent in connection with any accumulation, open-account or similar plans provided to the registered owners of shares of any of the Funds ("Shareholders") and set out in the currently effective prospectuses and statements of additional information (collectively "prospectus") of the applicable Fund, including, without limitation, any periodic investment plan or periodic withdrawal program.

      (b) In connection therewith, the Fund has delivered to FSI copies of (i) the Fund's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Fund's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Fund's current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each current plan of distribution or similar document adopted by the Fund under Rule 1 2b- 1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Fund ("Service Plan"), and (v) all applicable procedures adopted by the Fund with respect to the Funds, and shall promptly furnish FSI with all amendments of or supplements to the foregoing. The Fund shall deliver to FSI a certified copy of the resolution of the Board of Trustees of the Fund (the ~Board") appointing FSI and authorizing the execution and delivery of this Agreement.

      SECTION 2. DUTIES OF FSI

  (a) FSI agrees that in accordance with procedures established from time to time by agreement between the Fund on behalf of each of the Funds, as applicable, and FSI, FSI will perform the following services:

      (i) provide the services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program) that are customary for open-end management investment companies including: (A) maintaining all Shareholder accounts,
      (B) preparing Shareholder meeting lists, (C) mailing proxies and related materials to Shareholders, (D) mailing Shareholder reports and prospectuses to current Shareholders, (E) withholding taxes on U.S. resident and non-resident alien accounts, (F) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required by federal authorities with respect to distributions for Shareholders, (G) preparing and mailing confirmation forms arid statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, (H) preparing and mailing activity statements for Shareholders, and (I) providing Shareholder account information;

      (ii) receive for acceptance orders for the purchase of Shares and promptly deliver payment and appropriate documentation therefore to the custodian of the applicable Fund (the "Custodian") or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

      (iii) pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

      (iv) receive for acceptance redemption requests and deliver the appropriate documentation therefore to the Custodian or, in the case of Fund's operating in a masterfeeder structure, to the transfer agent or interestholder recordkeeper for the master fund in which the Fund invests;

      (v) as and when it receives monies paid to it by the Custodian with respect to any redemption, pay the redemption proceeds as required by the prospectus pursuant to which the redeemed Shares were offered and as instructed by the redeeming Shareholders;

       (vi) effect transfers of Shares upon receipt of appropriate instructions from Shareholders;

      (vii) prepare and transmit to Shareholders (or credit the appropriate Shareholder accounts) payments for all distributions declared by the Fund with respect to Shares;

      (viii) issue share certificates and replacement share certificates for those share certificates alleged to have been lost, stolen, or destroyed upon receipt by FSI of indemnification satisfactory to FSI and protecting FSI and the Fund and, at the option of FSI, issue replacement certificates in place of mutilated share certificates upon presentation thereof without requiring indemnification;

      (ix) receive from Shareholders or debit Shareholder accounts for sales commissions, including contingent deferred, deferred and other sales charges, and service fees (i.e., wire redemption charges) and prepare and transmit payments, as appropriate, to the underwriter for commissions and service fees received;

      (x) track shareholder accounts by financial intermediary source and otherwise as reasonably requested by the Fund and provide periodic reporting to the Fund or its administrator or other agent;

      (xi) maintain records of account for and provide reports and statements to the Fund and Shareholders as to the foregoing;

      (xii) record the issuance of Shares of the Fund and maintain pursuant to Rule 1 7Ad-10(e) under the Securities Exchange Act of 1934, as amended ("1934 Act") a record of the total number of Shares of the Fund, each Fund and each Class thereof, that are authorized, based upon data provided to it by the Fund, and are issued and outstanding and provide the Fund on a regular basis a report of the total number of Shares that are authorized and the total number of Shares that are issued and outstanding;

      (xiii) provide a system which will enable the Fund to calculate the total number of Shares of each Fund and Class thereof sold in each State;

      (xiv) provide necessary information to the Fund to enable to Fund to monitor and make appropriate filings with respect to the escheatment laws of the various states and territories of the United States; and

      (xv) oversee the activities of proxy solicitation firms, if requested by the Fund.

      (b) FSI shall receive and tabulate proxy votes, coordinate the tabulation of proxy and shareholder meeting votes and perform such other additional services as may be specified from time to time by the Fund, all pursuant to mutually acceptable compensation and implementation agreements.

       (c) The Fund or its administrator or other agent (i) shall identify to FSI in writing those transactions and assets to be treated as exempt from reporting for each state and territory of the United States and for each foreign jurisdiction (collectively "States") and (ii) shall monitor the sales activity with respect to Shareholders domiciled or resident in each State. The responsibility of FSI for the Fund's State registration status is solely limited to the reporting of transactions to the Fund, and FSI shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Fund or its administrator or other agent.

      (d) FSI shall establish and maintain facilities and procedures reasonably acceptable to the Fund for the safekeeping, control, preparation and use of share certificates, check forms, and facsimile signature imprinting devices. FSI shall establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of all records maintained by FSI pursuant to this Agreement.

      (e) FSI shall cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (f) Except with respect to FSI's duties as set forth in this Section 2 and except as otherwise specifically provided herein, the Fund assumes all responsibility for ensuring that the Fund complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Fund. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

      SECTION 3. RECORDKEEPING

      (a) Prior to the commencement of FSI's responsibilities under this Agreement, if applicable, the Fund shall deliver or cause to be delivered over to FSI (1) an accurate list of Shareholders of the Fund, showing each Shareholder's address of record, number of Shares owned and whether such Shares are represented by outstanding share certificates and (ii) all Shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials"). The Fund shall on behalf of each applicable Fund or Class indemnify and hold FSI harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any error, omission, inaccuracy or other deficiency of the Materials, or out of the failure of the Fund to provide any portion of the Materials or to provide any information in the Fund's possession or control reasonably needed by FSI to perform the services described in this Agreement.

      (b) FSI shall keep records relating to the services to be performed under this Agreement, in the form and manner as it may deem advisable and as required by applicable law. To the extent required by Section 31 of the 1940 Act, and the rules thereunder, FSL agrees that all such records prepared or maintained by FSI relating to the services to be performed by FSI under this Agreement are the property of the Fund and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Fund on and in accordance with the Fund's request. The Fund and the Fund's authorized representatives shall have access to FSI's records relating to the services to be performed under this Agreement at all times during FSI's normal business hours. Upon the reasonable request of the Fund, copies of any such records shall be provided promptly by FSI to the Fund or the Fund's authorized representatives.

      (c) FSI and the Fund agree that all books, records, information, and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

      (d) In case of any requests or demands for the inspection of the Shareholder records of the Fund, FSI will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. FSI shall abide by the Fund's instructions for granting or denying the inspection; provided, however, that FSI may grant the inspection regardless of the Fund's instructions if FSI is advised by counsel to FSI that failure to do so will result in liability to FSI.

      SECTION 4. ISSUANCE AND TRANSFER OF SHARES

      (a) FSI shall make original issues of Shares of each Fund and Class thereof in accordance with the Fund's then current prospectus only upon receipt of (i) instructions requesting the issuance, (ii) a certified copy of a resolution of the Board authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such Shares, and (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the SEC, as required by Section 24 of the 1940 Act or the rules thereunder. If the opinion described in (iv) above is contingent upon a filing under Section 24 of the 1940 Act, the Fund shall indemnify FSI for any liability arising from the failure of the Fund to comply with that section or the rules thereunder.

      (b) Transfers of Shares of each Fund and Class thereof shall be registered on the Shareholder records maintained by FSI. In registering transfers of Shares, FSI may rely upon the Uniform Commercial Code as in effect in the State of Virginia or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry,
(iii) delaying registration for purposes of such inquiry or (iv) refusing registration whenever an adverse claim requires such refusal. As transfer agent, FSI will be responsible for delivery to the transferor and transferee of such documentation as is required by the Uniform Commercial Code.

      SECTION 5. SHARE CERTIFICATES

  (a) The Fund shall furnish to FSI a supply of blank share certificates of each Fund and Class thereof and, from time to time, will renew such supply upon FSI's request. Blank share certificates shall be signed manually or by facsimile signatures of officers of the Fund authorized to sign by the Organic Documents of the Fund and, if required by the Organic Documents, shall bear the Fund's seal or a facsimile thereof. Unless otherwise directed by the Fund, FSI may issue or register Share certificates reflecting the manual or facsimile signature of an officer who has died, resigned or been removed by the Fund.

      (b) New Share certificates shall be issued by FSI upon surrender of outstanding Share certificates in the form deemed by FSI to be properly endorsed for transfer and satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall forward Share certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. FSI shall not mail Share certificates in "negotiable" form unless requested in writing by the Fund and fully indemnified by the Fund to FSI's satisfaction.

      (c) In the event that the Fund informs FSI that any Fund or Class thereof does not issue share certificates, FSI shall not issue any such share certificates and the provisions of this Agreement relating to share certificates shall not be applicable with respect to those Funds or Classes thereof.

      SECTION   6.   SHARE   PURCHASES;   ELIGIBILITY   TO  RECEIVE
      DISTRIBUTIONS

      (a) Shares shall be issued in accordance with the terms of a Fund's or Class' prospectus after FSI or its agent receives either:

      (i) (A) an instruction directing investment in a Fund or Class, (B) a check (other than a third party check) or a wire or other electronic payment in the amount designated in the instruction and (C). in the case of an initial purchase, a completed account application; or

      (ii) the information required for purchases pursuant to a selected dealer agreement. processing organization agreement, or a similar contract with a financial intermediary.

      (b) Shares issued in a Fund after receipt of a completed purchase order shall be eligible to receive distributions of the Fund at the time specified in the prospectus pursuant to which the Shares are offered.

      (c) Shareholder payments shall be considered Federal Funds no later than on the day indicated below unless other times are noted in the prospectus of the applicable Class or Fund:

      (i) for a wire received, at the time of the receipt of the wire;

       (ii) for a check drawn on a member bank of the Federal Reserve System, on the next Fund business day following receipt of the check; and

      (iii) for a check drawn on an institution that is not a member of the Federal Reserve System, at such time as FSI is credited with Federal Funds with respect to that check.

      SECTION 7. COMPENSATION AND EXPENSES

  (a) For the services provided by FSI pursuant to this Agreement, the Fund, on behalf of each Fund, agrees to pay FSI the fees set forth in Appendix A hereto. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Fund shall pay to FSI such compensation as shall be payable prior to the effective date of termination. The Fund acknowledges that FSI may from time to time earn money on amounts in the deposit accounts maintained by FSI to service the Funds (and other clients serviced by FSI).

      (b) In connection with the services provided by FSI pursuant to this Agreement, the Fund, on behalf of each Fund, agrees to reimburse FSI for the expenses set forth in Appendix A hereto. In addition, the Fund, on behalf of the applicable Fund, shall reimburse FSI for all reasonable incurred expenses and employee time (at 150% of salary) attributable to any review of the Fund's accounts and records by the Fund's independent accountants or any regulatory body outside of routine and normal periodic reviews. Should the Fund exercise its right to terminate this Agreement, the Fund, on behalf of the applicable Fund, shall reimburse FSI at rates set forth in Appendix A for all reasonable incurred out-of-pocket expenses and employee time associated with the copying and movement of records and material to any successor person and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities.

      (c) All fees and reimbursements are payable in arrears on a monthly basis and the Fund, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt of the respective billing notice.

      SECTION 8. REPRESENTATIONS AND WARRANTIES

      (a) FSI represents and warrants to the Fund that:

      (i) It is a corporation duly organized and existing and in good standing under the laws of the State of Virginia;

      (ii) It is duly qualified to carry on its business in the State of Virginia;

       (iii) It is empowered under applicable laws and by its By-Laws to enter into this Agreement and perform its duties under this Agreement;

      (iv) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement;

      (v) It has access to the necessary facilities, equipment, and personnel to perform its duties and obligations under this Agreement;

      (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of FSI, enforceable against FSI in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

      (vii) It is registered as a transfer agent under Section 1 7A of the 1934 Act.

      (b) The Fund represents and warrants to FSI that:

      (i) It is a corporation duly organized and existing and in good standing under the laws of Maryland;

      (ii) It is empowered under applicable laws and by its By-Laws to enter into this Agreement and perform its duties under this Agreement;

      (iii) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement;

      (iv) It is an open-end management investment company registered under the 1940 Act;

      (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

      (vi) A registration statement under the Securities Act is currently effective and will remain effective, and appropriate State securities law filings have been made and will continue to be made, with respect to all Shares of the Funds and Classes of the Fund being offered for sale.

      SECTION 9. PROPRIETARY INFORMATION

      (a) The Fund acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals maintained by FSI on databases under the control and ownership of FSI or a third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to FSI or the third party. The Fund agrees to treat all Proprietary Information as proprietary to FSI and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided under this Agreement.

      (b) FSI acknowledges that the Shareholder list and all information related to Shareholders furnished to FSI by the Fund or by a Shareholder in connection with this Agreement (collectively, "Customer Data") constitute proprietary information of substantial value to the Fund. In no event shall Proprietary Information be deemed Customer Data. FSI agrees to treat all Customer Data as proprietary to the Fund and further agrees that it shall not divulge any Customer Data to any person or organization except as may be provided under this Agreement or as may be directed by the Fund.

      SECTION 10. INDEMNIFICATION

      (a) FSI shall not be responsible for, and the Fund shall on behalf of each applicable Fund or Class thereof indemnify and hold FSI harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to:

      (i) all actions of FSI or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct;

      (ii) the Fund's lack of good faith or the Fund's gross negligence or willful misconduct;

      (iii) the reliance on or use by FSI or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund, including but not limited to any previous transfer agent or registrar;

      (iv) the reasonable reliance on, or the carrying out by FSI or its agents or subcontractors of, any instructions or requests of the Fund on behalf of the applicable Fund; and

      (v) the offer or sale of Shares in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any State that such Shares be registered in such State or in violation of any stop order or other determination or ruling by any federal agency or any State with respect to the offer or sale of such Shares in such State.

      (b) FSI shall indemnify and hold harmless the Fund and each Fund or Class thereof from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by FSI as a result of FSI's lack of good faith, gross negligence or willful misconduct with respect to the services performed under or in connection with this Agreement; provided, however, that FSI shall indemnify and hold the Fund and each Fund or Class thereof harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability with regard to "as of" adjustments arising out of or attributed to any processing of Shareholder purchase and redemption requests at an incorrect NAV as a result of FSI's lack of good faith, negligence or willful misconduct as follows:

      (i) FSI shall reimburse each applicable Fund (or Class) for any net losses to the Fund (or Class) during each NAV Error Period resulting from an NAV Difference that is at least $0.01 per Fund share. FSI shall reimburse the Fund (or Class) and each Fund (or Class) shareholder for any losses experienced by the Fund or any Fund shareholder, as applicable, during each NAV Error Period resulting from an NAV Difference that is at least $0.01 per Fund share and that, as a percentage of Recalculated NAV of such Fund (or Class), is at least 1/2 of 1%; provided, however, that FSI shall not be responsible for reimbursing any Fund with respect to any shareholder that experiences an aggregate loss during any NAV Error Period of less than $10.

      (ii) For purposes of this Agreement, (1) the NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption is effected, (2) NAV Error Period shall mean any Fund business day or series of two or more consecutive Fund business days during which an NAV Difference of $0.01 per Fund share or more exists, (3) NAV Differences and any FSI liability therefrom are to be calculated each time a Fund's (or Class's) NAV is calculated, (4) in calculating any amount for which FSI would otherwise be liable under this Agreement for a particular NAV error, Fund (or Class) losses and gains shall be netted and
      (5) in calculating any amount for which FSI would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, Fund (or Class) losses and gains for the period shall be netted.

      (c) At any time FSI may apply to any officer of the Fund for instructions, and may consult with legal counsel to the Fund or to FSI with respect to any matter arising in connection with the services to be performed by FSI under this Agreement, and FSI and its agents or subcontractors shall not be liable and shall be indemnified by the Fund on behalf of the applicable Fund for any action taken or omitted by it in reasonable reliance upon such instructions or upon the advice of such counsel. FSI, its agents and subcontractors shall be protected and indemnified in acting upon (i) any paper or document furnished by or on behalf of the Fund, reasonably believed by FSI to be genuine and to have been signed by the proper person or persons, (ii) any instruction, information, data, records or documents provided FSI or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means reasonably believed by FSI to be authorized by the Fund, and (iii) any authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, reasonably believed by FSI to be genuine and to have been given by the proper person or persons. FSI shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. FSI, its agents and subcontractors shall also be protected and indemnified in recognizing share certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or former registrar or of a co-transfer agent or co-registrar of the Fund.

      (d) If the Fund has the ability to originate electronic instructions to FSI in order to (i) effect the transfer or movement of cash or Shares or
      (ii) transmit Shareholder information or other information, then in such event FSI shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by FSI from time to time.

      (e) The Fund has authorized or in the future may authorize FSI to act as a "Mutual Fund Services Member" for the Fund or various Funds. Fund/SERV and Networking are services sponsored by the National Securities Clearing Corporation ("NSCC") and as used herein have the meanings as set forth in the then current edition of NSCC Rules and Procedures published by NSCC or such other similar publication as may exist from time to time. The Fund shall indemnify and hold FSI harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising directly or indirectly out of or attributed to any action or failure or omission to act by NSCC.

      (f) In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party in writing of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.


      SECTION 11. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to each Fund or Class on the earlier of the date on which the Fund's Registration Statement relating to the Shares of the Fund or Class becomes effective or the date of the commencement of operations of the Fund or Class. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

      (b) This Agreement shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party (other than as Directors of the Fund).

(c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board on sixty (60) days' written notice to FSI or (ii) by FSI on sixty (60) days' written notice to the Fund. Any termination shall be effective as of the date specified in the notice or upon such later date as may be mutually agreed. Upon notice of termination of this Agreement by either party, FSI shall promptly transfer to the successor transfer agent the original or copies of all books and records maintained by FSI under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor transfer agent in the establishment of the books and records necessary to carry out the successor transfer agent's responsibilities.

(d) The obligations of Sections 3, 7, 8, 9, 10, 14, 15, and 17 shall survive any termination of this Agreement.

SECTION 12. ADDITIONAL FUNDS AND CLASSES


      In the event that the Fund establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. FSI or the Fund may elect not to make any such series or classes subject to this Agreement.


SECTION 13. ASSIGNMENT

      Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations under this Agreement may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. FSI may, without further consent on the part of the Fund, subcontract for the performance hereof with any entity, including affiliated persons of FSI; provided however, that FSI shall be as fully responsible to the Fund for the acts and omissions of any subcontractor as FSI is for its own acts and omissions.

      SECTION 14. FORCE MAJEURE

      FSI shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, terrorist activity, war, riots or failure of the mails or any transportation medium, communication system or power supply.


      SECTION 15. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Directors of the Fund and the shareholders of each Fund shall not be liable for any obligations of the Fund or of the Funds under this Agreement, and FSI agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which FSI' s rights or claims relate in settlement of such rights or claims, and not to the Directors of the Fund or the shareholders of the Funds.

      SECTION 16. TAXES

  FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Fund or any Shareholder or any purchase of Shares, excluding taxes assessed against FSI for compensation received by it under this Agreement.

      SECTION 17. MISCELLANEOUS

  (a) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

      (b) Except to add new Funds and Classes in accordance with Section 12, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

      (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Virginia.

      (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written:

      (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both FSI and the Fund and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

      (g) Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (h) Notices, requests, instructions and communications received by the parties at their respective principal addresses, or at such other address as, a party may have designated in writing, shall be deemed to have been properly given.

      (i) Nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any day other than a business day on which the New York Stock Exchange is open for business. Functions or duties normally scheduled to be performed on any day which is not a business day on which the New York Stock Exchange is open shall be performed on, and as of, the next business day, unless otherwise required by law.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Series of the Fund are separate and distinct from the assets and liabilities of each other Series and that no Series shall be liable or shall be charged for any debt, obligation or liability of any other Series, whether arising under this Agreement or otherwise.

      (k) No affiliated person (as that term is defined in the 1940 Act), employee, agent, director, officer or manager of FSI shall be liable at law or in equity for FSI's obligations under this Agreement.

      (1) Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a Legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      (m) The terms and "affiliated person," "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings ascribed thereto in the 1940 Act.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

                               WORLD FUNDS, INC.



                               -----------------------


                               FUND SERVICES, INC.



                               ------------------------

                                  Fee Schedule
            Epoch Global Equity Shareholder Yield Fund


For Transfer Agency Services, Fund Services Inc. (FSI) shall be paid a fee of 0.05% per annum of the average daily net assets calculated and paid monthly.

Internet access for shareholder account look-up and broker account access will be available to those portfolios wishing to provide the service to their shareholders and/or brokers.

VRU (Voice Response Unit) access is available for portfolios/classes as desired.

Out-of-pocket expenses will be passed through as incurred, with no mark-up or set-off. Out-of-pocket expenses include, but are not limited to:

      Postage                                  Forms
      Telephone (Long Distance/800 Service)              Mailing
House Expenses
      Telephone (Dedicated circuits)                Proxy
Solicitation
                          Express Charges Storage Fees
                    Fund/SERV & Networking Fees Bank Account
Maintenance Fees
      FedWire/ACH/Swift Fees                        Custom
Programming Costs
      Special Reports
Conversion/Deconversion Costs
      Special Training requested by Fund

Labor costs associated with items covered under out-of-pocket provisions will be based on the following schedule:

      Principal/Officer                   $250.00/hr
      Manager/Supervisor            $175.00/hr
      Programmer/Technical          $150.00/hr
      Administrative                $50.00 - $75.00/hr



















                                                EXHIBIT 23(h)(3)(c)

                                    FORM OF:

                           ACCOUNTING AGENCY AGREEMENT

      THIS ACCOUNTING AGENCY AGREEMENT is made as of
[                        ]  by and between BROWN BROTHERS
HARRIMAN & CO.,, a limited partnership organized under the laws of the State of New York (the "Accounting Agent"), and THE WORLD
FUNDS, INC. (the "Fund").

      WHEREAS, the Fund is registered as management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and
      WHEREAS, the Fund desires to retain the Accounting Agent to perform certain accounting and recordkeeping services on behalf of the Fund, and the Accounting Agent is willing to render such services.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:


      1. Employment of Accounting Agent . The Fund hereby employs and appoints the Accounting Agent to act as its fund accounting agent on the terms set forth in this Agreement, and the Accounting Agent accepts such appointment.

      2. Delivery of Documents. The Fund will (i) furnish the Accounting Agent with properly certified or authenticated copies of resolutions of the Fund's Board of Directors or Trustees authorizing the appointment of the Accounting Agent to provide certain fund accounting services to the Fund and approving this Agreement; (ii) provide the Accounting Agent with any other documents or resolutions (including but not limited to directions or resolutions of the Fund's Board of Directors or Trustees) which relate to or affect the Accounting Agent 's performance of its duties hereunder or which the Accounting Agent may reasonably request; and (iii) notify the Accounting Agent promptly of any matter affecting the performance by the Accounting Agent of its services under this Agreement.

      3. Recordkeeping and Calculation of Net Asset Value. - The Accounting Agent shall compute and determine the net asset value per share of the Fund as of the close of business on the New York Stock Exchange on each day on which such Exchange is open, unless otherwise directed by Proper Instructions. Such computation and determination shall be made in accordance with (1) the provisions of the Fund's Declaration of Trust or Certificate of Incorporation and By-Laws, as they may from time to time be amended and delivered to the Accounting Agent, (2) the votes of the Board of Trustees or Directors of the Fund at the time in force and applicable, as they may from time to time be delivered to the Accounting Agent, and (3) Proper Instructions. On each day that the Accounting Agent shall compute the net asset value per share of the Fund, the Accounting Agent shall provide the Fund's investment adviser with written reports which the investment adviser will use to verify that portfolio transactions have been recorded in accordance with the Fund's instructions and are reconciled with the Fund's trading records.
     In computing the net asset value, the Accounting Agent may rely upon any information furnished by Proper Instructions, including without limitation any information (1) as to accrual of liabilities of the Fund and as to liabilities of the Fund not appearing on the books of account kept by the Accounting Agent,
(2) as to the existence, status and proper treatment of reserves, if any, authorized by the Fund, (3) as to the sources of quotations to be used in computing the net asset value, including those listed in Appendix B, (4) as to the fair value to be assigned to any securities or other property for which price quotations are not readily available, and (5) as to the sources of information with respect to "corporate actions" affecting portfolio securities of the Fund, including those listed in Appendix B. (Information as to "corporate actions" shall include information as to dividends, distributions, stock splits, stock dividends, rights offerings, conversions, exchanges, recapitalizations, mergers, redemptions, calls, maturity dates and similar transactions, including the ex- and record dates and the amounts or other terms thereof.) The Fund may instruct the Accounting Agent to utilize a particular source for the valuation of a specific Security or other Property and the Accounting Agent shall protected in utilizing the valuation provided by such source without further inquiry in order to effect calculation of the Fund's net asset value. Notwithstanding anything in this Agreement to the contrary, the Accounting Agent shall not be responsible for the failure of the Fund or its investment adviser to provide the Accounting Agent with Proper Instructions regarding liabilities which ought to be included in the calculation of the Fund's net asset value.

     In like manner, the Accounting Agent shall compute and determine the net asset value as of such other times as the Board of Trustees or Directors of the Fund from time to time may reasonably request.



      4. Expenses and Compensation. For the services to be rendered and the facilities to be furnished by the Accounting Agent as provided for in this Agreement, the Fund shall pay the Accounting Agent for its services rendered pursuant to this Agreement a fee based on such fee schedule as may from time to time be agreed upon in writing by the Fund and the Accounting Agent. In addition to such fee, the Accounting Agent shall bill the Fund separately for any out-of-pocket disbursements of the Accounting Agent. Out-of-pocket disbursements shall include, but shall not be limited to, postage, including courier services; telephone; telecommunications; printing, duplicating and photocopying charges; forms and supplies; filing fees; legal expenses; and travel expenses. The foregoing fees and disbursements shall be billed to the Fund by the Accounting Agent and shall be paid promptly by wire transfer or other appropriate means to the Accounting Agent.

     5. Standard of Care. The Accounting Agent shall be held only to the exercise of reasonable care in computing and determining net asset value as provided in this Agreement, but shall not be held accountable or liable for any losses or damages the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from or based upon errors or delays in the determination of such net asset value resulting from any event beyond the reasonable control of the Accounting Agent unless such error or delay was due to the Accounting Agent's negligence or reckless or willful misconduct in determination of such net asset value. (The parties hereto acknowledge, however, that the Accounting Agent's causing an error or delay in the determination of net asset value may, but does not in and of itself, constitute negligence or reckless or willful misconduct.) In no event shall the Accounting Agent be liable or responsible to the Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. The Accounting Agent's liability for any such negligence or reckless or willful misconduct which results in an error in determination of such net asset value shall be limited exclusively to the direct, out-of-pocket loss the Fund, shareholder or former shareholder shall actually incur, measured by the difference between the actual and the erroneously computed net asset value, and any expenses the Fund shall incur in connection with correcting the records of the Fund affected by such error (including charges made by the Fund's registrar and transfer agent for making such corrections) or communicating with shareholders or former shareholders of the Fund affected by such error.

      Without limiting the foregoing, the Accounting Agent shall not be held accountable or liable to the Fund, any shareholder or former shareholder thereof or any other person for any delays or losses, damages or expenses any of them may suffer or incur resulting from (1) the Accounting Agent's failure to receive timely and suitable notification concerning quotations or corporate actions relating to or affecting portfolio securities of the Fund or (2) any errors in the computation of the net asset value based upon or arising out of quotations or information as to corporate actions if received by the Accounting Agent either (i) from a source which the Accounting Agent was authorized pursuant to the third paragraph of this Section to rely upon, (ii) from a source which in the Administrator's reasonable judgment was as reliable a source for such quotations or information as the sources authorized pursuant to that third paragraph, or (iii) relevant information known to the Fund or the Investment Adviser which would impact the calculation of net asset value but which is not communicated by the Fund or the investment adviser to the Accounting Agent.

     In the event of any error or delay in the determination of such net asset value for which the Accounting Agent may be liable, the Fund and the Accounting Agent will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Accounting Agent's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. Such actions might include the Fund or the Accounting Agent taking reasonable steps to collect from any shareholder or former shareholder who has received any overpayment upon redemption of shares such overpaid amount or to collect from any shareholder who has underpaid upon a purchase of shares the amount of such underpayment or to reduce the number of shares issued to such shareholder. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Accounting Agent, the Fund and the Accounting Agent will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.

      6. Limitation of Liability.

           (a) The Accounting Agent shall incur no liability with respect to any telecommunications, equipment or power failures, or any failures to perform or delays in performance by postal or courier services or third-party information providers. The Accounting Agent shall also incur no liability under this Agreement if the Accounting Agent or any agent or entity utilized by the Accounting Agent shall be prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of causes or events beyond its control, including but not limited to (x) any Sovereign Risk, or (y) any provision of any present or future law, regulation or order of the United States or any state thereof, or of any foreign country or political subdivision thereof, or of any securities depository or clearing agency, or (z) any provision of any order or judgment of any court of competent jurisdiction. A "Sovereign Risk" shall mean any nationalization; expropriation; devaluation; revaluation; confiscation; seizure; cancellation; destruction; strike; act of war, terrorism, insurrection or revolution; or any other act or event beyond the Accounting Agent's control.

           (b) Notwithstanding any other provision of this Agreement, the Accounting Agent shall not be held accountable or liable for any losses, damages or expenses the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from acts, omissions, errors or delays of the Accounting Agent in the performance of its obligations and duties hereunder, including without limitation any error of judgment or mistake of law, except a damage, loss or expense resulting from the Accounting Agent's willful malfeasance, bad faith or negligence in the performance of such obligations and duties. The Accounting Agent shall in no event be required to take any action which is in contravention of any applicable law, rule or regulation or any order or judgment of any court of competent jurisdiction. The Fund hereby agrees to indemnify the Accounting Agent against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any act, omission, error or delay or any claim, demand, action or suit, in connection with or arising out of performance of its obligations and duties under this Agreement, not resulting from the willful malfeasance, bad faith or negligence of the Accounting Agent in the performance of such obligations and duties.

      The Accounting Agent shall in no event be liable or responsible to the Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. It is also agreed that, in the event of an act, omission, error or delay which leads to losses, costs or expenses for which the Accounting Agent may be liable, the Fund and the Accounting Agent will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Accounting Agent's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Accounting Agent, the Fund and the Accounting Agent will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.

           (c) Notwithstanding anything else in this Agreement to the contrary, the Accounting Agent's entire liability to the Fund for any loss or damage arising or resulting from its performance hereunder or for any other cause whatsoever, and regardless of the form of action, shall be limited to the Fund's actual and direct out-of-pocket expenses and losses which are reasonably incurred by the Fund. In no event and under no circumstances shall the Accounting Agent or a Fund be held liable to the other party for consequential or indirect damages, loss of profits, damage to reputation or business or any other special damages arising under or by reason of any provision of this Agreement or for any act or omission hereunder.



      7. Reliance by the Accounting Agent on Proper Instructions and Opinions of Counsel and Opinions of Certified Public Accountants.

           (a) The Accounting Agent shall not be liable for, and shall be indemnified by the Fund against any and all losses, costs, damages or expenses arising from or as a result of, any action taken or omitted in reliance upon Proper Instructions or upon any other written notice, request, direction, instruction, certificate or other instrument believed by it to be genuine and signed or authorized by the proper party or parties.

      Proper Instructions shall include a written request, direction, instruction or certification signed or initialed on behalf of the Fund by one or more persons as the Board of Trustees or Directors of the Fund shall have from time to time authorized. Those persons authorized to give Proper Instructions may be identified by the Board of Trustees or Directors by name, title or position and will include at least one officer empowered by the Board to name other individuals who are authorized to give Proper Instructions on behalf of the Fund. Telephonic or other oral instructions or instructions given by telefax transmission may be given by any one of the above persons and will also be considered Proper Instructions if the Accounting Agent believes them to have been given by a person authorized to give such instructions with respect to the transaction involved.
      With respect to telefax transmissions, the Fund hereby acknowledges that
(i) receipt of legible instructions cannot be assured, (ii) the Accounting Agent cannot verify that authorized signatures on telefax instructions are original, and (iii) the Accounting Agent shall not be responsible for losses or expenses incurred through actions taken in reliance on such telefax instructions. The Fund agrees that such telefax instructions shall be conclusive evidence of the Fund's Proper Instruction to the Accounting Agent to act or to omit to act.
      Proper Instructions given orally will be confirmed by written instructions in the manner set forth above, including by telefax, but the lack of such confirmation shall in no way affect any action taken by the Accounting Agent in reliance upon such oral instructions. The Fund authorizes the Accounting Agent to tape record any and all telephonic or other oral instructions given to the Accounting Agent by or on behalf of the Fund (including any of its officers, Directors, Trustees, employees or agents or any investment manager or adviser or person or entity with similar responsibilities which is authorized to give Proper Instructions on behalf of the Fund to the Accounting Agent.)
           (b) The Accounting Agent may consult with its counsel or the Fund's counsel in any case where so doing appears to the Accounting Agent to be necessary or desirable. The Accounting Agent shall not be considered to have engaged in any misconduct or to have acted negligently and shall be without liability in acting upon the advice of its counsel or of the Fund's counsel.

           (c) The Accounting Agent may consult with a certified public accountant or the Fund's Treasurer in any case where so doing appears to the Accounting Agent to be necessary or desirable. The Accounting Agent shall not be considered to have engaged in any misconduct or to have acted negligently and shall be without liability in acting upon the advice of such certified public accountant or of the Fund's Treasurer.


      8. Termination of Agreement.

           (a) This Agreement shall continue in full force and effect until terminated by the Accounting Agent or the Fund by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than ninety (90) days after the date of such delivery or mailing. In the event a termination notice is given by a party hereto, all expenses associated with the movement of records and materials and the conversion thereof shall be paid by the Fund for which services shall cease to be performed hereunder. The Accounting Agent shall be responsible for completing all actions in progress when such termination notice is given unless otherwise agreed.

      Notwithstanding anything in the foregoing provisions of this clause, if it appears impracticable in the circumstances to effect an orderly delivery of the necessary and appropriate records of the Accounting Agent to a successor within the time specified in the notice of termination as aforesaid, the Accounting Agent and the Fund agree that this Agreement shall remain in full force and effect for such reasonable period as may be required to complete necessary arrangements with a successor.

           (b) If a party hereto shall fail to perform its duties and obligations hereunder (a "Defaulting Party") resulting in material loss to another party ("the "Non-Defaulting Party"), the Non-Defaulting Party may give written notice thereof to the Defaulting Party, and if such material breach shall not have been remedied within thirty (30) days after such written notice is given, then the Non-Defaulting Party may terminate this Agreement by giving thirty (30) days' written notice of such termination to the Defaulting Party. If the Accounting Agent is the Non-Defaulting Party, its termination of this Agreement shall not constitute a waiver of any other rights or remedies of the Accounting Agent with respect to payment for services performed prior to such termination or rights of the Accounting Agent to be reimbursed for out-of-pocket expenses. In all cases, termination by the Non-Defaulting Party shall not constitute a waiver by the Non-Defaulting Party of any other rights it might have under this Agreement or otherwise against the Defaulting Party.

           (c) This Section 7 shall survive any termination of this Agreement, whether for cause or not for cause.


      9. Amendment of this Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.
      In connection with the operation of this Agreement, the Fund and the Accounting Agent may agree in writing from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

      The section headings and the use of defined terms in the singular or plural tenses in this Agreement are for the convenience of the parties and in no way alter, amend, limit or restrict the contractual obligations of the parties set forth in this Agreement.


      10. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.

      11. Notices. Notices and other writings delivered or mailed postage prepaid to a Fund addressed to the Fund at 1500 Forest Avenue Suite 223, Richmond, Virginia 23226 or to such other address as the Fund may have designated to the Accounting Agent in writing, or to the Accounting Agent at 40 Water Street, Boston, MA 02109, Attention: Manager, Fund Accounting Department, or to such other address as the Accounting Agent may have designated to the Fund in writing, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Fund and the Accounting Agent and their respective successors and assigns, provided that no party hereto may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other party.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one instrument. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

      14. Exclusivity. The services furnished by the Accounting Agent hereunder are not to be deemed exclusive, and the Accounting Agent shall be free to furnish similar services to others.

      15. Authorization. The Fund hereby represents and warrants that the execution and delivery of this Agreement have been authorized by the Fund's Board of Directors or Trustees and that this Agreement has been signed by an authorized officer of the Fund.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.





BROWN BROTHERS HARRIMAN & CO.       THE WORLD FUNDS, INC.



By: __________________________________    By:
-------------------------------
      Name: _________________                  Name:
-----------------
      Title: __________________                Title:
-----------------

                                                EXHIBIT 23(h)(4)(o)

                                    FORM OF:

                         EXPENSE LIMITATION AGREEMENT --

                              Institutional Shares

                              THE WORLD FUNDS, INC.

      This Expense Limitation Agreement, effective as of
                                                         ----------
, 2005 is by and between Epoch Investment Partners, Inc., (the "Adviser") and The World Funds, Inc. (the "Company"), on behalf of the Epoch Global Equity Shareholder Yield Fund series of the Company (the "Fund").

      WHEREAS, the Company is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Fund being a series of the Company); and

      WHEREAS, the Company and the Adviser have entered into an Investment Advisory Agreement, ("Advisory Agreement"), pursuant to which the Adviser provides advisory services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

      WHEREAS, the Company and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to seek to maintain the expenses of the Fund at a level below the level to which the Fund might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1. Expense Limitation.

1.1 Operating Expense Limit. The targeted Operating Expense Limit in any fiscal year with respect to Institutional Shares of the Fund is 1.00% of the Institutional Shares' average daily net assets.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Fund in any fiscal year (referred to as "Fund Operating Expenses") exceed the Operating Expense Limit, the excess amount, to the extent set forth herein ("Excess Amount") will become a liability of the Adviser. Fund Operating Expenses may include, but are not limited to, advisory fees payable to the Adviser. Fund Operating Expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund will be annualized as of the last day of the month. If the annualized Fund Operating Expenses of the Fund exceed the Operating Expense Limit of the Fund for the month, the officers of the Fund will calculate the extent to which the advisory fee payable to the Adviser for that month will have to be reduced in order to bring the annualized Fund Operating Expenses down to a level equal to the Operating Expense Limit. The advisory fee payable to the Adviser in respect of any month shall be reduced in part or in whole so that the Fund Operating Expenses do not exceed the Fund Operating Expense Limit for that month.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other voluntary payments remitted by the Adviser to the Fund with respect to adjustments made to the Fund Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2. Reimbursement of Fee Waivers and Expense Reimbursements.

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated annualized aggregate Fund Operating Expenses of the Fund for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to payment by the Fund of fees waived or remitted by the Adviser to the Fund pursuant to
      Section 1 of this Agreement during prior periods. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous three (3) fiscal years pursuant to Section 1 of this Agreement, less any reimbursement previously paid during such three (3) years by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund; provided that the amount payable to the Adviser pursuant to this Section 2.1 is limited in any quarter to not more than the difference between the Operating Expense Limit for the quarter and the actual Fund Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Company's Board of Directors has determined that a reimbursement is in the best interest of the Fund and its shareholders. The Company's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3. Term and Termination of Agreement.

      This Agreement will continue in effect until December 31, 2009, and from year to year thereafter provided that each continuance is specifically approved by a majority of the directors of the Company who (i) are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

4.    Miscellaneous.

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Company or Fund are subject, nor does this Agreement relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Fund.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning, and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                               THE WORLD FUNDS, INC.


                                       BY:
------------------------------------
                                    John Pasco, III
                                    Chairman



                               EPOCH INVESTMENT PARTNERS, INC.


                                       BY:
------------------------------------

                                    FORM OF:

                         EXPENSE LIMITATION AGREEMENT --

                Class P Shares ("Platform Shares")

                              THE WORLD FUNDS, INC.

      This Expense Limitation Agreement, effective as of
                                                         ----------
, 2005 is by and between Epoch Investment Partners, Inc., (the "Adviser") and The World Funds, Inc. (the "Company"), on behalf of the Epoch Global Equity Shareholder Yield Fund series of the Company (the "Fund").

      WHEREAS, the Company is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Fund being a series of the Company); and

      WHEREAS, the Company and the Adviser have entered into an Investment Advisory Agreement, ("Advisory Agreement"), pursuant to which the Adviser provides advisory services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

      WHEREAS, the Company and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to seek to maintain the expenses of the Fund at a level below the level to which the Fund might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

5. Expense Limitation.

5.1 Operating Expense Limit. The targeted Operating Expense Limit in any fiscal year with respect to Platform Shares of the Fund is 1.50% of the Platform Shares' average daily net assets.

5.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Fund in any fiscal year (referred to as "Fund Operating Expenses") exceed the Operating Expense Limit, the excess amount, to the extent set forth herein ("Excess Amount") will become a liability of the Adviser. Fund Operating Expenses may include, but are not limited to, advisory fees payable to the Adviser. Fund Operating Expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

5.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund will be annualized as of the last day of the month. If the annualized Fund Operating Expenses of the Fund exceed the Operating Expense Limit of the Fund for the month, the officers of the Fund will calculate the extent to which the advisory fee payable to the Adviser for that month will have to be reduced in order to bring the annualized Fund Operating Expenses down to a level equal to the Operating Expense Limit. The advisory fee payable to the Adviser in respect of any month shall be reduced in part or in whole so that the Fund Operating Expenses do not exceed the Fund Operating Expense Limit for that month.

5.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other voluntary payments remitted by the Adviser to the Fund with respect to adjustments made to the Fund Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

6. Reimbursement of Fee Waivers and Expense Reimbursements.

6.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated annualized aggregate Fund Operating Expenses of the Fund for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to payment by the Fund of fees waived or remitted by the Adviser to the Fund pursuant to
      Section 1 of this Agreement during prior periods. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous three (3) fiscal years pursuant to Section 1 of this Agreement, less any reimbursement previously paid during such three (3) years by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund; provided that the amount payable to the Adviser pursuant to this Section 2.1 is limited in any quarter to not more than the difference between the Operating Expense Limit for the quarter and the actual Fund Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

6.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Company's Board of Directors has determined that a reimbursement is in the best interest of the Fund and its shareholders. The Company's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

7. Term and Termination of Agreement.

      This Agreement will continue in effect until December 31, 2009, and from year to year thereafter provided that each continuance is specifically approved by a majority of the directors of the Company who (i) are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company.

8.    Miscellaneous.

8.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

8.2 Interpretation. Nothing in this Agreement requires the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Company or Fund are subject, nor does this Agreement relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Fund.

8.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning, and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                               THE WORLD FUNDS, INC.


                                       BY:
------------------------------------
                                    John Pasco, III
                                    Chairman



                               EPOCH INVESTMENT PARTNERS, INC.


                                       BY:
------------------------------------

                                                                EXHIBIT 23(n)(9)

                              The World Funds, Inc.
            Epoch Global Equity Shareholder Yield Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Epoch Global Equity Shareholder Yield Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs Epoch Investment Partners, Inc. (the "Adviser") as its adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company (the "Board"), including a majority of the directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board, up to three classes of shares:
      "Class A Shares", "Class P Shares" and "Institutional Shares". Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class P and Institutional shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without the imposition of an initial sales charge. If Class A Shares are purchased without a sales charge and are redeemed within three hundred sixty (360) days of purchase, those shares are subject to a 2.00% deferred sales charge upon redemption.

            (b) Class P Shares. Class P Shares of the Fund shall be offered at net asset value ("NAV") without the imposition of an initial sale charge as set forth in the Fund's then-current prospectus. Class P Shares redeemed within six months of purchase may be subject to a 2.00% redemption fee upon redemption. Class P Shares may be exchanged for Class P Shares of another fund of the Company. Class P Shares pay a Rule 12b-1 Fee of up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class P shareholder accounts and provide personal services to Class P shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class P Shares as a fee for such shareholders services.

      (d) Institutional Shares. Institutional Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge. Institutional Shares may be exchanged for institutional shares of another fund of the Company and for certain other funds offered by the Company. If Institutional Shares are redeemed within six (6) months of purchase, those shares are subject to a 2.00% redemption fee upon redemption.

3. Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to:

(i)             payments made pursuant to a Distribution and/or Service Plan;
(ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class;
(iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement;
(v)             litigation or other legal expenses relating solely to one class;
                and
           (vi) directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class P and Institutional shares of the Fund may be exchanged at their relative NAVs for:

(i) shares of a comparable class of another series of shares offered by the Company; or
(ii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Quarterly and Annual Report. The directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based,
      shall  be  subject  to  the  review  and   approval   of  the
      directors who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

6. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Board.

7. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both
      (i) the directors of the Company and (ii) those directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

8. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

9. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such directors or shareholders.

           IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the _____ day of ___________________.